--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND

The fund advanced strongly, but its cautious strategy could not keep up with the broad market. However, during the year's few periods of market difficulty, performance was outstanding.

MARKET ENVIRONMENT

The broad stock market rose for the seventh consecutive year. Unlike the prior six, however, 1997 saw considerably more price volatility. We had two intermediate declines greater than 10%, something which had not happened since 1990. Long-term interest rates fell during the year, while short-term rates were largely unchanged. Inflation remained in check, which is unusual since labor is tight and wages, which represent about two-thirds of all costs, have begun to rise. Outside the United States, the big news was sick currencies and stock markets in much of Asia. Observers have tended to downplay the potential negative effects on the U.S., but we remain concerned. While direct trade links are small compared with our huge economy, the financial and commodity links are significant.

PORTFOLIO HIGHLIGHTS

Media stocks continue as a stellar area of investment, with both New York Times and Washington Post being important contributors to performance. They remain large holdings, although we have substantially reduced the New York Times position. We also trimmed two of our other big winners, Automatic Data Processing convertible bonds and FirstEnergy. Our biggest disappointments were the plummeting gold mining stocks. New purchase activity included about 20 new convertibles and equities during the year. Niagara Mohawk and MacMillan Bloedel (stocks), and Chiron (convertible bond) were three of the more significant recent purchases. An unusual fixed income purchase is now one of our top five holdings -putable TVA bonds. In return for their favorable risk/return characteristics we give up a portion of current income - a reasonable tradeoff given the uncertainty and potential magnitude of possible future interest rate changes.

OUTLOOK

The economy still looks fine. Yes, Christmas retail sales disappointed some merchants, and yes, some Americans have too much credit card debt, but we expect only a moderate slowing. Corporate earnings growth in 1998, however, is not likely to match that of 1997. We are at record high profit margins, and if inflation is truly subdued, profits could well be squeezed. With regard to interest rates, we have gone from predicting a modest rise to thinking that almost anything is possible. Low inflation and possible profit problems or a slowing economy might drive rates far lower than we had thought possible. On the other hand, financial turmoil might move them up substantially. Finally, we consider valuation to be the most significant negative facing the stock market, just as it was 12 months ago. Historic yardsticks like price/earnings ratios and dividend yields are off the charts, and we are skeptical of the underlying accounting.

T. Rowe Price Associates, Inc.
Investment Adviser

--------------------------------------------------------------------------------





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series Flexibly Managed Fund and S&P 500
[LINE GRAPH APPEARS HERE]

                             Average Annual Total Return
                  1 Year          5 Years       10 Years    Since 3/1/87
Penn Series       15.65%          14.69%        14.22%      13.48%
S&P 500           33.32%          20.25%        18.10%      15.36%

                       Penn Series                S&P 500
3/1/87                 10,000                     10,000
12/31/87               10,420                      8,915
12/31/88               12,390                     10,394
12/31/89               15,020                     13,658
12/31/90               14,893                     13,278
12/31/91               18,118                     17,315
12/31/92               19,851                     18,634
12/31/93               22,986                     20,511
12/31/94               23,938                     20,868
12/31/95               29,271                     28,702
12/31/96               34,063                     35,292
12/31/97               39,394                     47,051

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987 when T. Rowe Price Associates, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

High-yield bonds continued to be buoyed by the economy's momentum, and were the best-performing area of the U.S. bond market in 1997. With inflation remaining subdued and prospects of another tightening by the Federal Reserve becoming a distant memory, interest rates retraced their first-half rise during the second half. Like high-quality bonds, high-yield (junk) bonds benefited from falling rates, but, unlike their high-quality counterparts, they cheered evidence of strong economic growth.

The high-yield picture dimmed only in October, when financial market turmoil spread from Southeast Asia, where it began last July, to virtually all other stock markets. Since a healthy equity market is always important to high-yield issuers, who hope one day to replace bonds with stocks or to benefit from buyouts, high-yield bonds faltered as stocks plunged. In addition, the slowdown in Asia raised the possibility of slower growth in the U.S. As is usually the case in such circumstances, the lower-quality tiers-previously the best performers in 1997--were hit the hardest. Nevertheless, there was a positive side to the correction, ill our view, because the yield difference between high-and low-quality bonds widened for a while, reducing some bond valuations that had seemed excessive and providing some buying opportunities.

The high-yield market's supply and demand fundamentals remained basically healthy. The volume of new issues coming to market set a calendar-year record, with telecommunications companies dominating issuance in the second half and a surge of foreign offerings earlier in the year. Fortunately, the demand side of the equation remained strong, as high-yield bonds continued to become accepted as a mainstream asset class by individuals and a wide variety of institutional investors.

PERFORMANCE AND STRATEGY REVIEW

The fund performed well during the past six and 12 months ended December 31, 1997, exceeding the Merrill Lynch High Yield Index for both periods as well as the average return of competitor funds. The fund's performance reflected our underweighting of lower quality credits. In particular, we held few foreign issues compared with their weighting in the overall high-yield marketplace and in some other high-yield mutual funds. This posture restrained your fund's comparative returns earlier in the year, when lower-quality issues were the performance leaders, but was beneficial during the October correction.

Our strategy during recent months was to position the fund somewhat more aggressively while tightening risk control measures. Of the two major areas of opportunity during the period, foreign bonds and new telecommunications bonds, we focused on the latter, raising exposure to the sector to 11% of net assets-- still below the sector's market weighting of almost 14%. Drawing as always on the rigorous research of our internal credit analysts, we are optimistic about the prospects of the telecommunications sector, particularly the competitive local exchange carriers. These companies are borrowing heavily to lay fiber optic lines across the country to challenge the baby Bells. As part of our risk-control strategy, we spread this exposure over 21 different companies.
--------------------------------------------------------------------------------

Apart from the increase in telecommunications, there were no notable sector shifts during the second half, and the fund's assets remain well diversified among about two dozen industries. Our largest holdings remained equally well diversified. We purchased some U.S. Treasury bonds during the market turmoil of October, when quality spreads widened, because it seemed a prudent move until the extent of the correction was apparent. Treasuries also benefited from their "safe haven" status, providing robust returns during the period.

OUTLOOK

After weighing the positives and potential negatives, our view of the high-yield market is constructive. Valuations have improved, demand is strong, and the corporate consolidation trend continues to boost prices of many high-yield issues. Most important, U.S. economic growth seems likely to remain solid, and a slightly slower pace due to the Asia crisis should not trigger credit problems. We have some concerns, however. The overall credit quality of new high-yield bond issues has gradually deteriorated, and we become ever more selective. The growing overseas component of our market also makes it potentially more volatile, in our opinion.

All in all, we expect further good returns on high-yield bonds in the coming months but would be surprised to see a repeat of the price appreciation evident through most of 1997. We intend to exercise caution in selecting new holdings and vigilance over risk. Investors should keep in mind that this market, like the stock market, can experience sharp changes in psychology that are hard to predict, so that high-yield bonds should be part of a well-diversified portfolio.

T. Rowe Price Associates, Inc.
Investment Adviser






LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series High Yield Bond Fund and First Boston High Yield Index
[LINE GRAPH APPEARS HERE]

                        Average Annual Total Return
                  1 Year     5 Years     10 Years     Since 3/1/87
Penn Series       15.78%     11.22%      11.14%        9.90%
First Boston      12.63%     11.85%      12.10%       12.43%

                       Penn Series         First Boston
3/1/87                 10,000              10,000
12/31/87                9,677              10,101
12/31/88               11,397              11,480
12/31/89               11,330              11,523
12/31/90               10,316              10,788
12/31/91               14,122              15,508
12/31/92               16,354              18,092
12/31/93               19,587              21,513
12/31/94               18,151              21,302
12/31/95               21,128              25,010
12/31/96               24,042              28,116
12/31/97               27,836              31,667

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987 when T. Rowe Price Associates, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchase. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
VALUE EQUITY FUND

The U.S. stock market ended 1997 with a level of uncertainty not seen in some time, as investors pondered the implications of the Asian financial crises. Whether and how this crisis will affect economic conditions in the United States is a central issue facing the market today. We performed well in this challenging environment.

At one extreme, some analysts have suggested a period of danger looms on the horizon. They believe the Asian crisis could tip low U.S. inflation into deflation and even depression. At the other extreme, some analysts have suggested the U.S. economy will feel if any ill effect from events in Asia. Many in this latter group are worried about the prospect of re-inflation , caused by a tight U.S. job market, than deflation.

As much as any factor, the ebbing of inflation has fueled the extraordinary bull market of the past 13 years. Either a resurgence of inflation, on the one hand, or a protracted economic downturn, on the other, might well shrink equity valuations and bring the bull market tumbling down. Conversely, a sustained environment of low inflation and economic growth could propel the market to new highs.

We believe a tight U.S. job market and the Asian crisis will approximately offset each other in their impact on the U.S. economy. It is our best guess, therefore, that inflation will not pick up markedly, nor will the United States slide into severe recession. Whether the stock market indexes will rise or fall in 1998 is a matter of conjecture. We would not be surprised, however, to see a high level of market volatility until these issues sort them selves out. We are not overly concerned about this prospect, since volatility creates opportunities to buy stocks we like at favorable prices.

We continue to invest for the long term in superior businesses that are reasonably valued, especially those which generate a high level of cash throughout the economic cycle. By being disciplined in our value approach, we seek to control risk and match or exceed our benchmarks regardless of economic or market trends.

OpCap Advisors
Investment Adviser

--------------------------------------------------------------------------------





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series Value Equity Fund and S&P 500
[LINE GRAPH APPEARS HERE]

                           Average Annual Total Return
                      1 Year     5 Years    Since 11/1/92
Penn Series           24.98%     18.84%     19.09%
S&P                   33.32%     20.25%     20.63%

                  Penn Series          S&P 500
11/1/92           10,000               10,000
12/31/92          10,402               10,467
12/31/93          11,138               11,522
12/31/94          11,464               11,687
12/31/95          15,761               16,075
12/31/96          19,731               19,767
12/31/97          19,731               26,353

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when OpCap became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

The small cap market, which had sprung into life in the third quarter, outperforming large caps, lagged in the fourth quarter due in part to investor concerns about the impact of the Asian financial crisis and a resulting desire to own liquid, easily tradable securities. Apart from the third quarter, small caps as a class have now underperformed large caps for three years. We believe many small cap issues are attractively valued at this time.

We invest in companies that have a significant record of earnings and revenue growth, generate sizable cash flow, have high cash flow returns on assets and have quality balance sheets. We purchase these companies at attractive multiples relative to the market and to where they have traded in the past. We continue to perform well by remaining disciplined in our value philosophy.

We reduced our cash reserves and established several new positions in the fourth quarter, including Watkins-Johnson, which makes semiconductor manufacturing equipment and electronic products for the wireless industry:
Belden Inc., which manufacturers wire and cable: and National Patent Development, a holding company whose main operating unit is General Physics, which provides training to business and government.

WestPoint Stevens, which we have owned for nearly three years, elucidates our value style. The company is the largest U.S. manufacturer of sheets and towels. It is also the lowest-cost manufacturer and has operating margins that are twice the industry average. The company generates significant free cash flow, which is plowed back into the business and is employed also for an aggressive share repurchase program. The company's earnings and cash flow outlook is excellent. WestPoint Stevens is valued as a textile manufacturer, but we believe it should be valued at higher multiples afforded to consumer products companies, a view that is beginning to gain recognition among other investors. We first bought the stock at an average price of about $19 a share, with a target of $30. We subsequently raised our target to $40 and then to $50 as the economic value of the business was increased through the effective allocation of cash flow. The stock was trading recently at about $46 a share. In summary, we like this business because it is well managed, has high returns, uses cash flow wisely, has excellent growth prospects and is attuned to the interests of shareholders. It is, in addition, reasonable valued.

OpCap Advisors
Investment Adviser
--------------------------------------------------------------------------------





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series Small Cap Fund and Russell 2000
[LINE GRAPH APPEARS HERE]

                     Average Annual Total Return
                    1 Year            Since 3/1/95
Penn Series         23.02%            19.58%
Russell 2000        22.37%            22.54%

                  Penn Series            Russell 2000
3/1/95            10,000                 10,000
12/31/95          11,276                 12,490
12/31/96          13,504                 14,550
12/31/97          16,613                 17,804

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND

Entering 1997 we expressed some concern about the economy's ability to sustain growth at a pace that neither threatens to push inflation higher nor jeopardize corporate profits. We envisioned the Federal Reserve walking a tightrope as it attempted to balance the economy's competing forces. In many ways this scenario proved to be right on the mark and the stock market has fared very well indeed. Stronger than expected corporate earnings growth, low inflation, declining long-term interest rates, a shrinking budget deficit and some flight of foreign investment to the relative safety of the U.S. contributed to the stock market's dramatic gains in 1997.

The Growth Equity Fund advanced 26.74% in 1997 which compares with the 25.30% return for the Lipper Growth Fund Average, the 28.08% return for the overall Lipper Growth Index and the S&P 500's return of 33.32%. While all of the broad sectors of the S&P 500 participated in this year's advance it was not an easy year for growth stock managers. A review of the Lipper Universe of growth fund managers found that only 11% of growth funds outperformed the index for the full year. Much of this difficulty can be attributed to the nature of the advance and, in particular, the market's continued bias toward larger cap stocks. Illustrative of this latter point is that only the top quintile (20%) representing the largest companies in the S&P 500 outperformed the index for the full year. Additionally, for the year the unweighted average return earned by the stocks in the S&P 500 was 28.9%, which was a not insignificant 450 basis points below the index's official, market weighted return.

For the year strength was particularly evident in Healthcare (+50.5%), Financials (+34.4%), Consumer Staples (+32.2%), and Utilities (+30.5%). Other sectors generating solid although below market returns were Consumer Cyclicals (+26.2%), Capital Goods (+20.8%), Technology (+19.2%) and Energy (+11.8%).
Basic Materials (-1.1 %) posted a modest decline but never represented a significant percentage of the portfolio.

The Growth Equity Fund's portfolio continues to emphasize investment in companies capable of generating consistently strong earnings and sales gains in an increasingly global economy. Leaders in technology, health care, and financial services remain at the head of our list. As a result, by virtually all measures the fund's characteristics are decidedly stronger than those for the S&P 500 taken as a whole. At the same time, the Fund's management believes it is paying less for that growth than would a buyer of an S&P 500 index fund. Presently the S&P 500 is priced at 2.7x's its long-term growth rate based on current fiscal year earnings and 2.5x's the following year's numbers. Compare this to the 1.6x's current fiscal year numbers for the Growth Equity Fund and the 1.4x's based on next year's earnings. This combination of earnings growth and reasonable valuation helps to position the Fund to reward longer-term growth investors.

We enter 1998 with modest expectations. The positives appear sufficient to provide a reasonably attractive environment for the U.S. financial markets, but the negatives give us pause. As a result, we envision returns for the stock market in 1998 being less robust than the past few years. While many of the same factors are at work as in 1997 there is a twist. A year ago concerns centered around the re-emergence of inflationary pressures within the U.S. economy, while today investors are more concerned about the global deflationary pressures being exacerbated by the turmoil in Southeast Asia. Our nation's ability to adjust to this heightened influence will have a direct impact on the performance of its financial markets.
--------------------------------------------------------------------------------

With interest rates likely to be a neutral, if not positive, influence on the stock market in 1998 what other factors can be expected to impact returns in the U.S. stock market? First, corporate profits are expected to grow but at a decidedly slower rate than in recent years. For most companies the opportunities for margin expansion have been largely exploited. Consequently a company's ability to generate sales growth will increasingly determine its bottom line.

Secondly, the potential for technology to unlock opportunities for new products and services and increase productivity is enormous. As one strategist put it, "the emergence of a large and growing installed PC base, and a shift to internetworking have laid the groundwork for an Information Age in which creation, distribution and manipulation of information is a central wealth-creating activity." Those companies utilizing technology most effectively can maintain strong profit growth.

Thirdly, mergers should continue to play a role in improving the profitability of individual companies. The easiest gains, however, have already been realized. And lastly, demographics and the renewed climb in real wages suggest that both consumer spending and personal investment can gain momentum.

Independence Capital Management, Inc.
Investment Adviser





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series Growth Equity Fund and S&P 500
[LINE GRAPH APPEARS HERE]

                       Average Annual Total Return
                    1 Year      5 Years     Since 11/1/92
Penn Series         26.74%      14.67%      15.59%
S&P 500             33.32%      20.25%      20.63%

                     Penn Series            S&P 500
11/1/92              10,000                 10,000
12/31/92             10,661                 10,467
12/31/93             11,986                 11,522
12/31/94             11,013                 11,687
12/31/95             13,926                 16,075
12/31/96             16,678                 19,767
12/31/97             21,140                 26,353

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when Independence Capital Management, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
QUALITY BOND FUND

The bond market continued to take its cue from overseas developments over the past three months. The Asia meltdown in currencies and stock markets focused attention on potential and (likely) future deflationary impacts on the US and the world's economy. The bond market rallied significantly over the quarter with the yield curve flattening, 30 year bonds fell .50% while 2 year bonds fell .15%.

Interestingly, US Treasury interest rates (in all parts of the yield curve except the 30 year) actually fell below the Federal Funds rate in the early weeks of January. Obviously, this is the markets' vote that the Federal Reserve will have to ease monetary policy soon to offset the deflationary impact of the Asian financial crisis.

Yet the very first impact on the US economy from the Asian meltdown is the dramatic fall in US interest rates since the summer when the crisis began. The roughly 1% fall in rates have sent residential mortgage rates to 4 year lows and have helped the US housing market to reach boom-like conditions now. New home sales are at 20 year highs, while the inventory of houses are at 23 year lows. Consumer confidence is at record highs and the unemployment rate is at 26 year lows. Wage gains and income are moving at the highs for this cycle and are at 10 year highs. This bodes well for near term economic growth, an event the markets are not looking for. We find it highly unlikely the Federal Reserve eases monetary policy in the first quarter.

We think the Asian crisis with 80-90% declines in Asian stock indices is possibly the worst financial/economic problem this generation has seen and will have enormous impact over the world economy over the next 12-24 months. However, the US bond market has so quickly discounted this, driving rates lower than the Federal Funds rate for example, that not only is the market ripe for a sell-off due to its overbought nature but the very low rates are in fact giving a sharp economic stimulus to the (leveraged to interest rates) US economy. As a result, we think that the bond market may be set for a period of rising rates, a set-back that we would view as a buying opportunity in line with our strategic view of lower rates.

Performance was disappointing on a relative basis for 1997. For 1997, returns posted were +8.03% vs. 9.54% and 9.17% for the Salomon Index and Lipper "A" average respectively. Performance was dragged down primarily due to mistakes made in individual bond selection, exposure to Asian government bonds, specifically Korean and Thailand bonds (AA and A rated prior to Asian crisis). These two bond holdings reduced the return to the Fund by approximately 1.1% in 1997. We are instituting more rigorous methodology to the bond selection process and expect improved results for 1998. The 1997 returns were also hurt by the timing of the change in benchmark comparisons. The longer duration Lipper "A" average was used in the period of rising rates (in the first quarter of 1997). Subsequently, we systematically shortened duration to more closely match the Salomon Index when rates were near their peak for the year. This effect caused performance to suffer by approximately .25%.

Independence Capital Management, Inc.
Investment Adviser
--------------------------------------------------------------------------------





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series Quality Bond Fund and Lehman Aggregate Bond Index
[LINE GRAPH APPEARS HERE]

                       Average Annual Total Return
                    1 Year          5 Years        Since 11/1/92
Penn Series         8.03%           7.41%          7.55%
Lehman Index        9.68%           7.48%          7.56%

                    Penn Series         Lehman Index
11/1/92             10,000              10,000
12/31/92            10,198              10,161
12/31/93            11,388              11,152
12/31/94            10,778              10,826
12/31/95            12,949              12,826
12/31/96            13,485              13,289
12/31/97            14,568              14,576

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when Independence Capital Management, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

Since its inception date of May 1, 1997, the Emerging Growth Fund has returned 39.2% verses 27.7% for the Russell 2000 Growth Index.

The portfolio's strategy remains focused on identifying attractive emerging growth companies: we look for companies with revenue and earning growth of at least 20 percent per year, a proprietary advantage.

Since the portfolio's inception, the technology sector has provided a significant excess return. In the third quarter, our technology overweighting helped the Emerging Growth portfolio materially outperform the small cap growth benchmark by 9.94 percent. In the fourth quarter, however, most market indexes fell as a result of the Asian crisis, and the fund gave back some of its gains. Technology stocks were particularly hard hit in the fourth quarter. While the Asian weakness will impact certain technology companies, we also believe a large number of smaller technology stocks declined in sympathy, rather than because of deteriorating fundamentals. Despite the downturn, we continue to be optimistic about our holdings in the technology sector.

We are particularly excited about companies in several emerging growth subsectors. The internet is one obvious example of a new subsector. Excite
(XCIT), a company that produces an internet search engine, was one of the portfolio's top performers last year. Check Point Software Technologies (CHKPF) is another company we own in the internet industry. (CHKPF) is a leading worldwide producer of software that protects internet and intranet connected corporate networks from unauthorized access. (CHKPF) is the portfolio's seventh largest holding.

We also own several regional airlines in the transportation sector. Regional airlines have benefited from several factors. First, the strong U.S. economy has helped raise both business and leisure travel. Second, some regionals have picked up expanded routes as large carriers seek to concentrate on routes between hubs. Finally, regional carriers have upgraded their fleets from prop planes to small jets. This upgrade has enabled carriers to attract more passengers and fly routes more efficiently. Two companies we hold in the portfolio are Atlantic Coast Airlines (ACAI) and Skywest Inc. (SKYW).

Going into 1998, the portfolio's overall characteristics have not changed. As of December 31, 1997, the consensus outlook for the Emerging Growth portfolio's 5 Year EPS growth is 29.1 percent compared to 25.3 for the Russell 2000 Growth Index. The portfolio's median market cap is $420 million compared with $490 million for the Russell 2000 Growth Index. As the numbers show, we remain committed to our strategy of investing in emerging growth companies with a competitive advantage in the market place.

We are pleased to have commenced a relationship with Penn Mutual in 1997 and look forward to building our relationship in the future.

Independence Capital Management, Inc.
Investment Adviser
Robertson Stephens Investment Management
Investment Sub-Adviser
--------------------------------------------------------------------------------





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series Emerging Growth Fund and Russell 2000
[LINE GRAPH APPEARS HERE]

                   Average Annual Total Return
                         Since 5/1/97
Penn Series                39.22%
Russell 2000               28.68%

                   Penn Series       Russell 2000
5/1/97             10,000            10,000
12/31/97           13,504            14,550

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

It's been painful to witness the extinguishing of emerging Asia's economic growth ambitions. What had been believed for more than a decade to be good-quality growth has proved to have a hollow core, like the empty buildings visible on city skylines throughout the region. For more than a year we've been bearish on emerging Asia, fearing that it had lost its competitive advantage, less because of exchange rate factors than a lack of transparency in its financial system and a growing reliance on external debt. Now in Asia, as was the case in the US, Japan and Latin America, it's being demonstrated that the use of debt to fuel growth can be detrimental. Keep in mind that Asia's debt crises had a spillover effect on currency markets and not the reverse. These crises occurred because of the huge pile-up of short-term US$ debt that was getting difficult to roll over and impossible to service. With their products in high demand, Asian economies got ahead of themselves, borrowing too much in a frenetic race to build infrastructure and production capacity. Nor did it help that their growth was being fed by a synthetic world of financial speculation.

Given reduced forecasts for economic growth and company earnings worldwide, the pressing need for market reforms in emerging economies, and the looming risk of stagflation (not deflation), what markets will we focus on this year? The fact that currency devaluations will, to a certain extent, buoy Asia's export competitiveness is not in and of itself particularly cheering. For one thing, its assembly economies rely on foreign production components and are facing stiff hikes in import prices. For another, the combination of falling currency values and rising interest rates in local markets has boosted the cost of foreign exchange debt significantly, pushing many companies into bankruptcy. With most outstanding debt denominated in US$, Asian governments won't be able to deflate their way out of trouble.

Looking at IBES earnings estimates as of the end of December, upward revisions outnumbered downward revisions for both European and Japanese companies, which means there is a marginal risk that investors will be disappointed. The most vulnerable sectors are highly cyclical companies. We've been bullish for more than three years and strongly believe that, just as they did this year, good-quality companies with sustainable growth rates will continue to perform well. Earnings are still growing in Europe and Japan, and declining interest rates and strong bond markets provide a buffer for the markets in terms of earnings yield. Nevertheless, at this stage in the cycle of P/E expansion, prudence is our byword. Where there is no margin of safety, we will not invest. On the basis of fundamentals, we believe our stocks should be relatively immune to an economic downturn in Asia since they do not depend on the elasticity of the economy but are mostly in constant demand, for example, Vendex (temp agency), Elsevier (technical publishing), Fuji Photo (color film paper) Takeda Chemical (pharmaceuticals) Provident (personal finance company), BIC (razors), Aegon (life insurance). These companies, which are typical of the majority of our portfolio holdings, are not only immune to cyclical factors or financial crises, but they also have 15-20 year track records of sticking to their core business and producing the same products or services for years. We expect them to continue to generate strong sales and double-digit earnings growth.

We were for the most part hedged against a rallying US dollar, which exhibited strength against virtually all the major trading currencies of continental Europe and the Japanese yen. Last year again favorable
--------------------------------------------------------------------------------


interest differentials made the forward carry points of our hedges very attractive against the spot price. Looking out over the next 12 months, we are cautious in terms of further double-digit appreciation of the US$. We are maintaining our hedged position in Japan, and may reverse our currently unhedged position in Europe.

Vontobel, USA
Investment Adviser





LOGO
Comparison of Change in Value of $10,000 Investment in Penn Series International Equity Fund and MSCI Europe Australia Far East (EAFE) Index [LINE GRAPH APPEARS HERE]

                     Average Annual Total Return
                  1 Year         5 Years          Since 11/2/92
Penn Series       10.41%         13.70%           13.67%
EAFE               1.78%         11.39%           11.30%

                          Penn Series               EAFE
11/2/92                   10,000                    10,000
12/31/92                  10,200                    10,140
12/31/93                  14,090                    13,446
12/31/94                  13,201                    14,491
12/31/95                  15,023                    16,114
12/31/96                  17,557                    17,087
12/31/97                  19,385                    17,391

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE MONEY MARKET FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------- ------ -----------
COMMERCIAL PAPER (32.9%)
------------------------
 Carolina Power and Light 5.70%............ 02/27/98 NR      $1,500 $ 1,486,462
 Caterpillar Inc.
  5.55%.................................... 04/03/98 A-1      1,100   1,084,398
  5.72%.................................... 02/23/98 A-1        375     371,842
 Dekalb County for Emory University 5.70%.. 01/06/98 A-1      1,500   1,500,000
 General Electric Capital Corp. 5.72%...... 03/20/98 A-1        750     740,705
 General Motors Acceptance Corp. 5.80%..... 01/06/98 A-2      1,500   1,498,792
 IBM Credit Corp. 5.65%.................... 01/06/98 A-1        750     749,411
 Merrill Lynch & Co., Inc. 5.68%........... 03/13/98 A-1      2,000   1,977,596
 San Diego Gas & Electric Co. 5.65%........ 01/02/98 A-1      1,400   1,400,000
 Sears Roebuck Acceptance Corp. 5.71%...... 04/02/98 A2       1,500   1,478,350
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $12,287,556)................................................  12,287,556
                                                                    -----------
CORPORATE BONDS (8.0%)
----------------------
 Allstate Corp. 5.875%..................... 06/15/98 A+         125     124,913
 Associates Corporation North America
  5.25%.................................... 09/01/98 AA-        350     348,266
 Ford Global Bond 6.25%.................... 02/26/98 A          300     300,096
 GTE California Inc. 6.25%................. 01/15/98 AA-        680     680,025
 International Lease Finance Corp. 5.75%... 07/01/98 A+         465     464,843
 NationsBank Corp. 6.625%.................. 01/15/98 A+         390     390,062
 PepsiCo. Inc. 6.125%...................... 01/15/98 A          115     114,996
 Rockwell International 7.625%............. 02/17/98 AA+        215     215,396
 Sears Roebuck Co. 8.45%................... 11/01/98 A-         100     101,755
 Southwestern Bell Telephone 6.05%......... 02/04/98 AA         250     249,978
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $2,990,330).................................................   2,990,330
                                                                    -----------
VARIABLE RATE DEMAND NOTES (39.6%)+
-----------------------------------
 Alabama State Development Authority
  6.00%.................................... 01/07/98 A+/A-1     550     550,000
 Barton Healthcare 5.80%................... 01/07/98 A1         430     430,000
 Baylis Group Partnership 6.10%............ 01/07/98 A-1        700     700,000
 Berks County Industrial Development
  Authority 5.90%.......................... 01/07/98 A-1/P-1    540     540,000

                                                              PAR
                                           MATURITY  RATING  (000)     VALUE
                                           -------- -------- ------ -----------
 Bloomfield, New Mexico 6.00%............. 01/07/98 A1/P-1   $  600 $   600,000
 Columbia County Georgia Development
  Authority 6.15%......................... 01/07/98 Aa3       1,470   1,470,000
 Community Health Systems, Inc. 6.15%..... 01/07/98 A-1       1,465   1,465,000
 Durham Risk Management Co. 5.75%......... 01/07/98 AAA/A-1+    500     500,000
 Fairview Hospital and Healthcare Services
  6.05%................................... 01/07/98 AAA/A-1     500     500,000
 GMG Warehouse American National 5.80%.... 01/07/98 AA-         975     975,000
 Health Insurance Plan of Greater NY
  6.15%................................... 01/07/98 AAA/A-1+  1,500   1,500,000
 Illinois Development Finance Authority
  5.80%................................... 01/07/98 Aa2         600     600,000
 Liliha Partners Lp 6.20%................. 01/07/98 AA+/A-1+  1,455   1,455,000
 Montgomery County PA Industrial
  Development Authority 5.90%............. 01/07/98 P-1         805     805,000
 New York, New York 5.75%................. 01/07/98 AAA       1,600   1,600,000
 Saint Francis Health 6.20%............... 01/07/98 A1/P-1      490     490,000
 Silver City New Mexico 6.00%............. 01/07/98 A1/P-1      600     600,000
                                                                    -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (Cost $14,780,000)................................................  14,780,000
                                                                    -----------
MEDIUM TERM NOTES (16.8%)
-------------------------
 Caterpillar, Inc. 7.47%.................. 01/15/98 A+          600     600,344
 Ford Motor Credit 6.35%.................. 02/12/98 A           980     980,535
 IBM Credit Corp. 6.75%................... 04/20/98 A           250     250,579
 Lehman Brothers Holdings, Inc.
  5.75%................................... 02/15/98 A           780     779,757
  8.38%................................... 02/24/98 A         1,000   1,003,334
  6.25%................................... 06/29/98 A           100     100,055
  6.65%................................... 07/14/98 A           190     190,489
 Salomon, Inc. 8.64%...................... 02/27/98 A         1,950   1,957,961
 Sears Roebuck Co. 7.94%.................. 02/06/98 A-          400     400,733
                                                                    -----------
TOTAL MEDIUM TERM NOTES
 (Cost $6,263,787).................................................   6,263,787
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE MONEY MARKET FUND

                    NUMBER
                  OF SHARES     VALUE
                  ---------- -----------
SHORT TERM INVESTMENTS (2.7%)
-----------------------------
 Janus Money Mar-
  ket Fund,
  Inc............  1,007,168 $ 1,007,168
 Temporary In-
  vestment Fund,
  Inc............      5,010       5,010
                             -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,012,178)..........   1,012,178
                             -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $37,333,851)(a)...... $37,333,851
                             ===========

-------
(a) Cost for Federal income tax purposes.

 + The rate shown is the rate as of December 31, 1997, and the maturity shown is the next interest readjustment date.

  The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. Ratings are the most recent ratings available at December 31, 1997.

                                                          PERCENTAGE OF PORTFOLIO
     MATURITY               AMOUNT                    --------------------------------------------------
     SCHEDULE                 PAR                                                    (CUM)
     --------             -----------                                             --------------
    1 -   7 days          $19,930,000                       54.8%                       54.8%
   15 -  30 days            1,785,000                        4.9%                       59.7%
   31 -  60 days            7,750,000                       21.3%                       81.0%
   61 -  90 days            2,750,000                        7.6%                       88.6%
   91 - 120 days            2,850,000                        7.8%                       96.4%
   Over 150 days            1,330,000                        3.6%                      100.0%
                          -----------                 -----------
                          $36,395,000                      100.0%
                          ===========                 ===========

                      Average Weighted Maturity - 35 days

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE QUALITY BOND FUND

                                                               PAR
                                              MATURITY RATING (000)     VALUE
                                              -------- ------ ------ -----------
CORPORATE BONDS (13.9%)
-----------------------
BROADCASTING (0.9%)
 News America Holdings 8.50%................. 02/23/25  BBB-  $  360 $   412,650
                                                                     -----------
CANADIAN GOV'T AGENCYED FRUIT (3.0%)
 Hydro-Quebec 8.05%.......................... 07/07/24  A+     1,150   1,334,000
                                                                     -----------
ELECTRIC POWER (0.7%)
 Korea Electric Power 7.75%.................. 04/01/13  BBB-     500     331,875
                                                                     -----------
FINANCIAL (3.0%)
 Associates Corp. N.A. 7.75%................. 02/15/05  AA-      500     540,000
 General Electric Capital Corp. 8.125%....... 02/01/99  AAA      500     511,875
 Morgan Stanley Financial PLC 8.03%.......... 02/28/17  A-       250     266,250
                                                                     -----------
                                                                       1,318,125
                                                                     -----------
GENERAL OBLIGATION BONDS (2.3%)
 General Electric Capital Corp. 6.66%........ 05/01/18  AAA    1,000   1,016,250
                                                                     -----------
RAILROADS (0.6%)
 Union Pacific Co. 8.35%..................... 05/01/25  BBB      250     277,500
                                                                     -----------
RETAIL (1.6%)
 Penney (J.C.) Inc. Note 9.45%............... 07/15/02  A        175     187,688
 Rite Aid Corp. 7.70%........................ 02/15/27  BBB+     500     543,750
                                                                     -----------
                                                                         731,438
                                                                     -----------
SERVICES-EQUIPMENT RENTING & LEASING (0.2%)
 Service Corp. International 7.00%........... 06/01/15  BBB+     100     103,250
                                                                     -----------
TRANSPORTATION (1.6%)
 CSX Corp. 7.05%............................. 05/01/02  BBB      660     674,850
                                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $6,019,575)..................................................   6,199,938
                                                                     -----------
U.S. TREASURY OBLIGATIONS (15.2%)
---------------------------------
 U.S. Treasury Notes
  5.75%...................................... 11/30/02  NR     2,500   2,503,000
  7.875%..................................... 11/15/99  NR       750     779,130
  7.75%...................................... 12/31/99  NR     1,000   1,039,330
  6.625%..................................... 02/15/27  NR     1,370   1,487,067
                                                                     -----------
                                                                       5,808,527
                                                                     -----------
 U.S. Treasury Bond 6.375%................... 08/15/27  NR       950   1,003,076
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $6,707,031)..................................................   6,811,603
                                                                     -----------
AGENCY OBLIGATIONS (37.9%)
--------------------------
 Federal Home Loan Bank 4.75%................ 01/02/98  NR     8,100   8,098,931
 Federal National Mortgage
  6.45%...................................... 12/01/03  NR     1,220   1,229,203
  6.67%...................................... 01/01/05  NR     1,775   1,809,435
  6.825%..................................... 09/01/07  NR     2,741   2,768,131
 Federal National Mortgage 6.00%............. 01/01/13  NR     3,100   3,052,531
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $16,922,957).................................................  16,958,231
                                                                     -----------

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ -----------
ASSET-BACKED SECURITIES (18.4%)
-------------------------------
 MBNA Master Credit Card Trust, 1995-C
  6.45%..................................... 02/15/08 AAA    $4,300 $ 4,356,585
 Morgan Stanley 6.95%....................... 12/12/05 AA        471     485,761
 Railcar Leasing L.L.C. 7.125%.............. 01/15/13 AAA     1,000   1,047,500
 Sasco 1996- CFL Class B 6.303%............. 02/25/28 AA        500     498,446
 Southern California Edison 6.28%........... 09/25/05 AAA     1,850   1,853,330
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
 (Cost $8,209,448).................................................   8,241,622
                                                                    -----------
VARIABLE RATE OBLIGATION (6.2%)
-------------------------------
 Signet Credit Card Master Trust, 1993-4
  6.23%+ (Cost $2,754,727).................. 05/15/02 AAA     2,750   2,754,675
                                                                    -----------

                SHARES
               ---------
SHORT TERM INVESTMENTS
 (8.4%)
----------------------
 Janus Money
  Market
  Fund........ 1,920,392   1,920,392
 Temporary
  Investment
  Fund Class
  B........... 1,815,395   1,815,395
                         -----------
TOTAL SHORT TERM
 INVESTMENTS
 (Cost $3,735,787)......   3,735,787
                         -----------
TOTAL INVESTMENTS
 (100.0%)
 (Cost $44,349,525)(a).. $44,701,856
                         ===========

-------
 + The rate shown is the rate as of December 31, 1997.

(a) Also cost for Federal income tax purposes. At December 31, 1997, Net unrealized appreciation was $352,331. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $545,769 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $193,438.

  The Standard & Poor's corporation ratings are the most recent ratings available at December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE HIGH YIELD BOND FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
ASSET-BACKED SECURITIES (1.0%)
------------------------------
 Airplanes Pass Through Trust 10.875%
  (Cost $506,762).......................... 03/15/19 BB     $   500 $   560,000
                                                                    -----------
CORPORATE BONDS (87.5%)
-----------------------
ADVERTISING (0.6%)
 ITT Publimedia BV 9.375%.................. 09/15/07 NR         350     369,250
                                                                    -----------
AEROSPACE & DEFENSE (3.7%)
 BE Aerospace, Inc. 9.875%................. 02/01/06 B          500     527,500
 Communications & Power Industries 12.00%.. 08/01/05 B          750     840,000
 Dyncorp, Inc. 9.50%....................... 03/01/07 B          425     433,500
 L-3 Communications Corp. 10.375%.......... 05/01/07 B-         325     352,625
                                                                    -----------
                                                                      2,153,625
                                                                    -----------
AUTOMOBILES & RELATED (1.1%)
 Chief Auto Parts Inc. 10.50%.............. 05/15/05 B          125     123,750
 Trident Automotive 10.00%................. 12/15/05 B-         250     255,625
 Venture Holdings Trust 9.50%.............. 07/01/05 B+         250     253,750
                                                                    -----------
                                                                        633,125
                                                                    -----------
BROADCASTING (2.1%)
 Azteca Holdings SA 11.00%................. 06/15/02 B-         200     206,000
 Muzak Limited Partners 10.00%............. 10/01/03 B+         500     530,000
 Pegasus Communications 9.625%............. 10/15/05 B-         150     153,750
 Sinclair Broadcast Group 8.75%............ 12/15/07 B          350     349,125
                                                                    -----------
                                                                      1,238,875
                                                                    -----------
BUILDING & REAL ESTATE (0.9%)
 B.F. Saul 11.625%......................... 04/01/02 B-         500     532,500
                                                                    -----------
BUILDING PRODUCTS (2.1%)
 American Builders and Contractors
  10.625%.................................. 05/15/07 B          500     518,750
 Maxxam Group, Inc. 11.25%................. 08/01/03 CCC+       500     528,750
 Werner Holdings Co., INC. 10.00%.......... 11/15/07 B-         200     205,500
                                                                    -----------
                                                                      1,253,000
                                                                    -----------
CABLE OPERATORS (3.8%)
 Comcast U.K. Cable 11.4683%++............. 11/15/07 B-         450     365,625
 Diamond Cable Communication PLC
  9.1803%++................................ 12/15/05 B-         350     272,125
 Frontiervision L.P. 11.00%................ 10/15/06 B          300     333,000
 Fundy Cable Ltd. 11.00%................... 11/15/05 BB         500     535,000

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
 Galaxy Telecom L.P. 12.375%............... 10/01/05 B-     $   250 $   275,000
 Telewest Communication PLC
  9.625%................................... 10/01/06 B+         125     131,875
  11.0672%++............................... 10/01/07 B+         250     194,375
 UIh Australia Pacific 4.3227%++........... 05/15/06 B          175     120,750
                                                                    -----------
                                                                      2,227,750
                                                                    -----------
CHEMICALS (2.5%)
 International Specialty Products Holdings,
  Inc. 9.75%............................... 02/15/02 BB-        500     528,750
 Sovereign Specialty Chemicals 9.50%....... 08/01/07 B-         500     513,750
 Sterling Chemicals Holdings 10.3802%++.... 08/15/08 B+         200     122,000
 Sterling Chemicals Inc. 11.25%............ 04/01/07 NR         300     300,000
                                                                    -----------
                                                                      1,464,500
                                                                    -----------
CONGLOMERATES (0.8%)
 ICF Kaiser International, Inc. 13.00%..... 12/31/03 NR         400     449,500
                                                                    -----------
CONSUMER PRODUCTS (0.3%)
 Color Spot Nurseries 10.50%............... 12/15/07 B-         200     202,000
                                                                    -----------
CONTAINER (2.2%)
 BWAY Corp. 10.25%......................... 04/15/07 B          350     379,750
 Plastic Containers, Inc. 10.00%........... 12/15/06 B+         500     537,500
 U.S. Can Corp. 10.125%.................... 10/15/06 B          350     370,125
                                                                    -----------
                                                                      1,287,375
                                                                    -----------
DIVERSIFIED CHEMICALS (0.2%)
 Koppers Industry, Inc. 9.875%............. 12/01/07 B-         125     128,750
                                                                    -----------
ELECTRONIC COMPONENTS (3.2%)
 Celestica International 10.50%............ 12/31/06 NR         275     290,125
 Details Holdings Inc.
  10.00%................................... 11/15/05 B-         275     282,563
  6.1500%++................................ 11/15/07 B-         250     146,250
 DII Group, Inc. 8.50%..................... 09/15/07 B          375     367,500
 Fairchild Semiconductor 10.125%........... 03/15/07 B          250     262,500
 Viasystems, Inc. 9.75%.................... 06/01/07 B-         500     516,250
                                                                    -----------
                                                                      1,865,188
                                                                    -----------
ENERGY SERVICES (4.8%)
 Amerigas Partners L.P. 10.125%............ 04/15/07 BB+        400     434,000
 Falcon Drilling Co. 8.875%................ 03/15/03 B+         150     157,500
 Kelley Oil & Gas Corp. 10.375%............ 10/15/06 B-         350     373,625
 Ocean Energy, Inc. 9.75%.................. 10/01/06 B-         275     301,813
 Plains Resources, Inc. 10.25%............. 03/15/06 B          550     592,625

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------ ------- -----------
 Pride Petroleum Services 9.375%.......... 05/01/07 BB-    $   425 $   456,875
 Rutherford-Moran Oil 10.75%.............. 10/01/04 CCC+       450     459,000
                                                                   -----------
                                                                     2,775,438
                                                                   -----------
ENTERTAINMENT & LEISURE (4.4%)
 Bally Total Fitness Holdings 9.875%...... 10/15/07 B-         500     507,500
 Hollywood Theaters Inc. 10.625%.......... 08/01/07 B-         200     212,500
 Regal Cinemas Inc. 8.50%................. 10/01/07 B+         400     397,500
 Six Flags Theme Parks 9.7780%++.......... 06/15/05 B          400     426,000
 Speedway Motorsports Inc. 8.50%.......... 08/15/07 B+         500     511,250
 United Artists Theatre 9.30%............. 07/01/15 BB         487     491,936
                                                                   -----------
                                                                     2,546,686
                                                                   -----------
FINANCIAL SERVICES (1.9%)
 Ocwen Capital Trust I 10.875%............ 08/01/27 B+         250     272,500
 Ocwen Financial Corp. 11.875%............ 10/01/03 B+         500     561,250
 Superior National Capital Trust 10.75%... 12/01/17 BB         250     256,250
                                                                   -----------
                                                                     1,090,000
                                                                   -----------
FOOD PROCESSING (0.4%)
 Mrs. Fields Original 10.125%............. 12/01/04 B+         250     251,875
                                                                   -----------
FOOD/TOBACCO (4.4%)
 Ameriserve Food Co. 10.125%.............. 07/15/07 NR         350     364,000
 Archibald Candy Corp. 10.25%............. 07/01/04 B          500     521,250
 Aurora Foods Inc. 9.875%................. 02/15/07 B-         325     342,875
 Del Monte Foods Co. 6.1518%++............ 12/15/07 B-         225     128,813
 Keebler Corporation 10.75%............... 07/01/06 BB-        600     676,500
 Southern Foods 9.875%.................... 09/01/07 B          500     522,500
                                                                   -----------
                                                                     2,555,938
                                                                   -----------
HEALTHCARE (1.3%)
 Kinetic Concepts, Inc. 9.625%............ 11/01/07 B-         150     152,438
 Owens & Minor, Inc. 10.875%.............. 06/01/06 B+         250     277,500
 Paragon Health Networks 5.2545%++........ 11/01/07 B-         500     310,000
                                                                   -----------
                                                                       739,938
                                                                   -----------
HOTEL & GAMING (5.5%)
#@Capital Gaming International, Inc.
   45.6951%++............................. 02/01/01 NR           5         250
 Casino America Inc. 12.50%............... 08/01/03 B          250     271,250

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
 Courtyards By Marriott 10.75%.............. 02/01/08 B-     $   500 $   550,000
 Grand Casinos Inc. 10.125%................. 12/01/03 BB         200     216,000
 HMC Acquisition Properties 9.00%........... 12/15/07 BB         400     418,000
 Horseshoe Gaming L.L.C. 9.375%............. 06/15/07 B          150     157,875
 Majestic Star Casino L.L.C. 12.75%......... 05/15/03 B          500     536,250
 Red Roof Inns Senior Note 9.625%........... 12/15/03 B          500     517,500
 Rio Hotel & Casino, Inc. 10.625%........... 07/15/05 B+         350     378,875
 Rio Hotel & Casino, Inc. 9.50%............. 04/15/07 B+          50      53,000
 Trump Atlantic City, Inc. 11.25%........... 05/01/06 B           75      74,063
                                                                     -----------
                                                                       3,173,063
                                                                     -----------
MANUFACTURING (3.4%)
 Amtrol, Inc. 10.625%....................... 12/31/06 B-         250     255,625
 Axiohm Transaction Corp. 9.75%............. 10/01/07 B-         250     253,750
 Hawk Corp. 10.25%.......................... 12/01/03 B+         350     373,625
 HCC Industries, Inc. 10.75%................ 05/15/07 B-         500     518,750
 International Wire Group 11.75%............ 06/01/05 B-         500     548,750
                                                                     -----------
                                                                       1,950,500
                                                                     -----------
MEDIA AND COMMUNICATIONS (1.3%)
 Northland Cable Television 10.25%.......... 11/15/07 B-         500     526,875
 Transwestern Holdings 5.0971%++............ 11/15/08 B-         250     150,000
 Transwestern Publishing 9.625%............. 11/15/07 B-         100     104,000
                                                                     -----------
                                                                         780,875
                                                                     -----------
METALS (1.6%)
 AEI Holding Co. 10.00%..................... 11/15/07 B-         500     515,000
 Haynes International, Inc. 11.625%......... 09/01/04 B-         350     399,000
                                                                     -----------
                                                                         914,000
                                                                     -----------
MISCELLANEOUS CONSUMER PRODUCTS (7.2%)
 American Safety Razor Co. 9.875%........... 08/01/05 BB-        500     536,875
 Chattem Inc. 12.75%........................ 06/15/04 B-         500     565,000
 CLN Holdings, Inc. 11.4322%++.............. 05/15/01 B          500     332,500
 Doane Products Co. 10.625%................. 03/01/06 B          500     540,000
 Hedstrom Corp. 10.00%...................... 06/01/07 B-         400     403,000
 Hedstrom Holdings Inc. 5.1948%++........... 06/01/09 NR         100      60,000
 Herff Jones Inc. 11.00%.................... 08/15/05 B          500     548,750
 PM Holdings Corp. 10.6203%++............... 09/01/05 B          400     322,000

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
 Revlon Worldwide 10.65046%++............... 03/15/01 B-     $   500 $   348,750
 Windy Hill Pet Food Co. 9.75%.............. 05/15/07 NR         500     520,000
                                                                     -----------
                                                                       4,176,875
                                                                     -----------
PAPER & PAPER PRODUCTS (1.6%)
 Repap New Brunswick 10.625%................ 04/15/05 CC         500     475,000
 Riverwood Intl. Corp.
  10.875%................................... 04/01/08 CCC+       250     236,250
  10.625%................................... 08/01/07 B-         200     202,000
                                                                     -----------
                                                                         913,250
                                                                     -----------
PRINTING AND PUBLISHING (1.4%)
 American Lawyer Media Holdings
  5.4660%++................................. 12/15/08 CCC+       175      98,875
  9.75%..................................... 12/15/07 B          150     152,250
 Sun Media Corp. 9.50%...................... 02/15/07 B-         500     540,000
                                                                     -----------
                                                                         791,125
                                                                     -----------
RETAIL (2.6%)
 Community Distributors 10.25%.............. 10/15/04 B+         250     256,250
 Pantry Inc. 10.25%......................... 10/15/07 B-         500     512,500
 Safelite Glass Corp. 9.875%................ 12/15/06 B          400     422,000
 Specialty Retailers, Inc. 8.50%............ 07/15/05 BB-        325     329,875
                                                                     -----------
                                                                       1,520,625
                                                                     -----------
SAVINGS & LOAN ASSOCIATIONS (1.6%)
 First Federal Financial Corp. 11.75%....... 10/01/04 B+         500     560,000
 ML Capital Trust I 9.875%.................. 03/01/27 NR         300     342,342
                                                                     -----------
                                                                         902,342
                                                                     -----------
SERVICE (6.5%)
 Alliance Imaging 9.625%.................... 12/15/05 B-         450     455,063
 Allied Waste Industries 11.3000%++......... 06/01/07 B+         500     351,250
 Coinmach Corp. 11.75%...................... 11/15/05 B+         682     757,020
 Decisionone Corp. 9.75%.................... 08/01/07 B-         200     205,000
 Decisionone Holdings 5.0011%++............. 08/01/08 B-         300     192,000
 International Logistics Ltd 9.75%.......... 10/15/07 B+         250     248,125
 Intertek Finance PLC. 10.25%............... 11/01/06 NR         445     467,250
 Iron Mountain Inc. 8.75%................... 09/30/09 B-         500     512,500
 Protection One Alarm 10.3600%++............ 06/30/05 B-         400     437,000
 Town Sports International 9.75%............ 10/15/04 B          150     147,000
                                                                     -----------
                                                                       3,772,208
                                                                     -----------
SUPERMARKETS (0.4%)
 Pathmark Stores 9.625%..................... 05/01/03 CCC+       250     230,000
                                                                     -----------

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
TELECOMMUNICATIONS (9.9%)
 American Communications Services
  3.3804%++................................ 11/01/05 NR     $   250 $   201,250
 Colt Telecom Group PLC 12.0002%++......... 12/15/06 NR         700     542,500
 Concentric Network Corp. 12.75%........... 12/15/07 NR         150     154,125
 Globalstar L.P. 11.375%................... 02/15/04 B          350     353,500
 Hyperion Telecommunication
  6.1118%++................................ 04/15/03 B          150     109,875
  12.25%................................... 09/01/04 B          150     165,000
 Intermedia Communications, Inc.
  10.3404%++............................... 05/15/06 B          200     159,000
  11.2502%++............................... 07/15/07 B          250     181,875
 Mcleodusa, Inc. 9.25%..................... 07/15/07 B          350     367,500
 Metrocall, Inc. 9.75%..................... 11/01/07 CCC        500     490,000
 Metronet Communications
  12.00%................................... 08/15/07 NR         150     172,500
  5.1757%++................................ 11/01/07 NR         500     305,000
 Microcell Telecommunications 11.2496%++... 06/01/06 NR         500     337,500
 Netia Holdings
  4.4225%++................................ 11/01/07 NR         100      57,000
  10.25%................................... 11/01/07 NR         250     240,000
 Nextel Commmunication
  5.0159%++................................ 10/31/07 CCC        250     153,438
  8.9111%++................................ 08/15/04 CCC        100      89,000
  5.2530%++................................ 09/15/07 CCC        250     158,125
 Nextlink Communications 9.625%............ 10/01/07 B          250     258,125
 Omnipoint Corp. 11.625%................... 08/15/06 CCC+       150     159,563
 Pricellular Wireless 10.75%............... 11/01/04 B          250     274,063
 Qwest Communications International
  4.6803%++................................ 10/15/07 B+         350     238,875
 RCN Corp.
  5.4842%++................................ 10/15/07 B          250     156,875
  10.00%................................... 10/15/07 B          125     129,683
 Sprint Spectrum L.P. 11.00%............... 08/15/06 B+         200     224,500
 Vialog Corp. 12.75%....................... 11/15/01 B-          75      78,375
                                                                    -----------
                                                                      5,757,247
                                                                    -----------
TEXTILES & APPAREL (1.6%)
 Delta Mills, Inc. 9.625%.................. 09/01/07 B+         500     510,000
 Dyersburg Corp. 9.75%..................... 09/01/07 NR         100     104,500
 Glenoit Corp. 11.00%...................... 04/15/07 B-         300     322,500
#@Plaid Clothing Corp. 11.00%.............. 08/01/03 D          375         450
                                                                    -----------
                                                                        937,450
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
TRANSPORTATION (2.2%)
 Greyhound Lines 11.50%..................... 04/15/07 NR     $   500 $   553,125
 Sea Containers Ltd. 12.50%................. 12/01/04 BB-        215     243,488
 Travelcenters of America 10.25%............ 04/01/07 B          450     472,500
                                                                     -----------
                                                                       1,269,113
                                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $49,347,591).................................................  50,853,986
                                                                     -----------
U.S. TREASURY OBLIGATION (1.7%)
-------------------------------
 U.S. Treasury Note 6.00% (Cost $972,188)... 02/15/26 NR       1,000     998,750
                                                                     -----------
COMMERCIAL PAPER (1.9%)
-----------------------
 UBS Finance 6.75% (Cost $1,108,792)........ 01/02/98 NR       1,109   1,108,792
                                                                     -----------

                                                              SHARES
                                                              ------
COMMON STOCKS (1.8%)
--------------------
@Berg Electronics Corp.......................................  7,396     168,259
@+Capital Gaming Intl., Inc..................................     34         394
@+Dr. Pepper Bottling Holdings, Inc.......................... 14,800     355,200
+Gaylord Containers Corp., Class A...........................  7,500      43,125
+Hedstrom Holdings...........................................  6,065       7,581
 Imperial Credit Commercial Mortgage Investment Corp......... 16,500     241,313
+Nextel Communications, Inc..................................    232       6,032
 Ocwen Assest Investment Corp................................  5,000     102,500
 Protection One, Inc.........................................  8,400      95,025
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $694,037)....................................................   1,019,429
                                                                     -----------
PREFERRED STOCKS (6.0%)
-----------------------
 American Communication Services.............................  1,548     155,942
 American Radio Systems......................................  2,631     310,787
 Anvil Holdings, Inc.........................................  4,001      96,023
 Bank United Capital Trust...................................    250     257,500
 Cablevision Systems Corp....................................  8,455     981,337
 Capstar Broadcasting Partners...............................  3,194     348,146
 Chancellor Media Corp.......................................  2,806     319,863
 Chevy Chase Pfd.............................................  5,185     269,620
 Clarke USA, Inc.............................................  2,500     265,000
 Criimi Mae, Inc............................................. 10,000     341,875
 Intermedia Communications, Inc. Series B....................  5,573      68,270
 Nextel Communications.......................................    920     105,340
                                                                     -----------
TOTAL PREFERRED STOCK
 (Cost $3,193,344)..................................................   3,519,703
                                                                     -----------

                                                             SHARES    VALUE
                                                             ------ -----------
WARRANTS (0.1%)
---------------
+Globalstar Inc.............................................   350  $    35,350
+ICF Kaiser Intl. Inc....................................... 2,800        2,800
+Intermedia Communicaton....................................    50        3,562
+Microcell Telecom..........................................   800       11,600
+Microcell Telecom..........................................   800            8
@+President Casinos, Inc.................................... 4,415        1,104
+Primus Telecommunications..................................   200        2,000
@+Wright Medical Technology, Inc............................ 2,676       26,765
+Wireless One, Inc..........................................   450          112
                                                                    -----------
TOTAL WARRANTS
 (Cost $38,000)....................................................      83,301
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $55,860,714)(a)............................................. $58,143,961
                                                                    ===========

-------
 @ Restricted Security.
 + Non-income producing.
++ Effective yield.
 # Securities in default.

(a) At December 31, 1997, the cost for Federal income tax purposes was $55,868,331. Net unrealized appreciation was $2,275,630. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,968,233 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $692,603.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE GROWTH EQUITY FUND

                                                           SHARES     VALUE
                                                           ------- ------------
COMMON STOCK (93.8%)
--------------------
BEVERAGES - SOFT DRINKS (2.7%)
 PepsiCo, Inc. ........................................... 100,000 $  3,643,750
                                                                   ------------
CHEMICALS (0.9%)
 Du Pont (E.I.) de Nemours & Co. .........................  20,000    1,201,250
                                                                   ------------
COMPUTER SOFTWARE & SERVICES (6.2%)
+ Cisco Systems, Inc. ....................................  45,000    2,511,563
 Computer Associates Intl., Inc. .........................  40,000    2,115,000
+ Microsoft Corp. ........................................  30,000    3,876,563
                                                                   ------------
                                                                      8,503,126
                                                                   ------------
COMPUTER SYSTEMS (6.1%)
 Compaq Computer Corp. ...................................  60,000    3,386,250
+ Dell Computer Corp. ....................................  15,000    1,260,469
 Hewlett-Packard Co. .....................................  20,000    1,250,000
 Intel Corp. .............................................  35,000    2,457,656
                                                                   ------------
                                                                      8,354,375
                                                                   ------------
CONSUMER GOODS & SERVICES (2.3%)
+ Cendant Corp. ..........................................  90,000    3,093,750
                                                                   ------------
DIVERSIFIED OPERATIONS (5.0%)
 General Electric Co. ....................................  70,000    5,136,250
 Tyco International Limited...............................  40,000    1,802,500
                                                                   ------------
                                                                      6,938,750
                                                                   ------------
ELECTRONICS - SEMICONDUCTORS (1.3%)
+ Adaptec, Inc. ..........................................  50,000    1,859,375
                                                                   ------------
ENTERTAINMENT (2.2%)
 The Walt Disney Co. .....................................  30,000    2,971,875
                                                                   ------------
FINANCIAL SERVICES (13.9%)
 Ahmanson (H.F.) & Co. ...................................  30,000    2,008,125
 American Express Co. ....................................  20,000    1,785,000
 BankAmerica Corp. .......................................  20,000    1,460,000
 The Charles Schwab Corp. ................................  40,000    1,677,500
 Chase Manhattan Corp. ...................................  15,000    1,642,500
 Citicorp.................................................  15,000    1,896,563
 Fannie Mae...............................................  40,000    2,282,500
 MBNA Corp. ..............................................  60,000    1,638,750
 Merrill Lynch & Co., Inc. ...............................  40,000    2,917,500
 SunAmerica, Inc. ........................................  40,000    1,710,000
                                                                   ------------
                                                                     19,018,438
                                                                   ------------
HOUSEHOLD PRODUCTS (2.6%)
 The Procter & Gamble Co. ................................  45,000    3,591,562
                                                                   ------------
INSURANCE (4.9%)
 Allstate Corp. ..........................................  20,000    1,817,500
 American International Group, Inc. ......................  20,000    2,175,000
 Travelers Group, Inc. ...................................  50,000    2,693,750
                                                                   ------------
                                                                      6,686,250
                                                                   ------------
MEDICAL SUPPLIES (2.4%)
 Guidant Corp. ...........................................  30,000    1,867,500
 HBO & Co. ...............................................  30,000    1,439,062
                                                                   ------------
                                                                      3,306,562
                                                                   ------------
OIL & GAS (3.7%)
+ Global Marine Inc. .....................................  50,000    1,225,000
 Halliburton Co. .........................................  20,000    1,038,750
 Schlumberger Limited.....................................  35,000    2,817,500
                                                                   ------------
                                                                      5,081,250
                                                                   ------------

                                                          SHARES      VALUE
                                                         --------- ------------
PHARMACEUTICALS (14.9%)
 Bristol-Myers Squibb Co. ..............................    40,000  $ 3,785,000
 Eli Lilly & Co. .......................................    30,000    2,088,750
 Johnson & Johnson......................................    60,000    3,952,500
 Merck & Co., Inc. .....................................    40,000    4,250,000
 Pfizer, Inc. ..........................................    40,000    2,982,500
 Schering-Plough Corp. .................................    35,000    2,174,375
 Warner-Lambert Co. ....................................    10,000    1,240,000
                                                                   ------------
                                                                     20,473,125
                                                                   ------------
RETAIL STORES (17.3%)
+ Costco Companies, Inc. ...............................    80,000    3,567,500
 CVS Corp. .............................................    50,000    3,203,125
+ Kroger Co. ...........................................    50,000    1,846,875
 The Home Depot, Inc. ..................................    70,000    4,121,250
+ Safeway Inc. .........................................    60,000    3,795,000
+ Staples, Inc. ........................................   120,000    3,337,500
 Wal-Mart Stores, Inc. .................................   100,000    3,943,750
                                                                   ------------
                                                                     23,815,000
                                                                   ------------
TELECOMMUNICATIONS (7.4%)
+ AirTouch Communications, Inc. ........................    50,000    2,078,125
 AT&T Corp. ............................................    40,000    2,450,000
 SBC Communications, Inc. ..............................    40,000    2,930,000
+ WorldCom, Inc. .......................................    90,000    2,725,312
                                                                   ------------
                                                                     10,183,437
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $94,983,039)...............................................  128,721,875
                                                                   ------------
SHORT TERM INVESTMENTS (6.2%)
-----------------------------
 Temporary Cash Investment Fund, Inc. .................. 4,254,155    4,254,155
 Temporary Investment Fund, Inc. ....................... 4,254,117    4,254,117
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $8,508,272)................................................    8,508,272
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $103,491,311)(a)........................................... $137,230,147
                                                                   ============

-------
 +Non-income producing.

(a) At December 31, 1997, the cost for Federal income tax purposes was $103,736,261. Net unrealized appreciation was $33,493,886. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $33,871,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $377,312.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE VALUE EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (82.5%)
--------------------
ADVERTISING (1.4%)
 Omnicom Group, Inc. ...................................... 100,000 $ 4,237,500
                                                                    -----------
AEROSPACE & DEFENSE (4.5%)
 The Boeing Company........................................  25,300   1,238,119
 Lockheed Martin Corp. .................................... 126,000  12,411,000
                                                                    -----------
                                                                     13,649,119
                                                                    -----------
AIRLINES (1.8%)
+ AMR Corp. ...............................................  43,000   5,525,500
                                                                    -----------
AUTOMOTIVE PARTS - EQUIPMENT (2.0%)
 LucasVarity PLC........................................... 178,520   6,225,885
                                                                    -----------
BUILDING PRODUCTS (0.9%)
 Armstrong World Industries, Inc. .........................  35,000   2,616,250
                                                                    -----------
CHEMICALS (3.5%)
 Dupont (E.I.) de Nemours & Co. ...........................  80,000   4,805,000
 Hercules, Inc. ...........................................  50,000   2,503,125
 Monsanto Co. .............................................  72,000   3,024,000
 Solutia, Inc. ............................................  15,400     410,988
                                                                    -----------
                                                                     10,743,113
                                                                    -----------
COSMETICS (1.3%)
 Avon Products, Inc. ......................................  65,000   3,989,375
                                                                    -----------
DIVERSIFIED (6.4%)
 Canadian Pacific, Ltd. ................................... 180,000   4,905,000
 General Electric Co. .....................................  80,000   5,870,000
 Tenneco, Inc. ............................................  68,000   2,686,000
 Textron, Inc. ............................................  95,000   5,937,500
                                                                    -----------
                                                                     19,398,500
                                                                    -----------
ENTERTAINMENT & LEISURE (2.3%)
 Carnival Corp. - Class A.................................. 125,000   6,921,875
                                                                    -----------
ELECTRONIC SEMICONDUCTORS (1.0%)
+ Adaptec, Inc. ...........................................  81,000   3,012,188
                                                                    -----------
ELECTRONICS (2.2%)
+ Arrow Electronics, Inc. .................................  96,000   3,114,000
 Avnet, Inc. ..............................................  56,000   3,696,000
                                                                    -----------
                                                                      6,810,000
                                                                    -----------
FINANCIAL SERVICES (13.1%)
 BankBoston Corp. .........................................  51,000   4,790,812
 Citicorp..................................................  63,000   7,965,562
 Countrywide Credit Industries, Inc. ...................... 190,000   8,146,250
 Freddie Mac............................................... 220,000   9,226,250
 Wells Fargo & Co. ........................................  28,333   9,617,283
                                                                    -----------
                                                                     39,746,157
                                                                    -----------
HEALTHCARE (3.1%)
+ Tenet Healthcare Corp. .................................. 282,500   9,357,813
                                                                    -----------
INSURANCE (20.1%)
 Ace Limited............................................... 175,000  16,887,500
 AFLAC, Inc. .............................................. 105,375   5,387,297
 American International Group, Inc. .......................  30,250   3,289,687
 Everest Reinsurance Holdings, Inc. ....................... 120,000   4,950,000
 EXEL Limited.............................................. 247,600  15,691,650
 General Re Corp. .........................................  41,000   8,692,000
 Mid Ocean Limited......................................... 113,900   6,179,075
                                                                    -----------
                                                                     61,077,209
                                                                    -----------
MACHINERY - DIVERSIFIED (5.6%)
 Caterpillar, Inc. ........................................ 237,000  11,509,312
 Dover Corp. .............................................. 156,000   5,635,500
                                                                    -----------
                                                                     17,144,812
                                                                    -----------

                                                            SHARES     VALUE
                                                            ------- -----------
MEDICAL SUPPLIES (2.2%)
 Becton, Dickinson & Co. .................................. 134,000 $ 6,700,000
                                                                    -----------
PAPER & PAPER PRODUCTS (0.3%)
 Champion International Corp. .............................  20,000     906,250
                                                                    -----------
PHOTOGRAPHIC EQUIPMENT (1.8%)
 Polaroid Corp. ........................................... 115,000   5,599,063
                                                                    -----------
RESTAURANTS (2.1%)
 McDonald's Corp. ......................................... 136,000   6,494,000
                                                                    -----------
RETAIL (2.7%)
 The May Department Stores Co. ............................ 154,000   8,113,875
                                                                    -----------
TELECOMMUNICATIONS (1.4%)
 Sprint Corp. .............................................  72,250   4,235,656
                                                                    -----------
TEXTILES (0.2%)
 Shaw Industries, Inc. ....................................  55,000     639,375
                                                                    -----------
TOYS (1.4%)
 Mattel, Inc. ............................................. 114,531   4,266,280
                                                                    -----------
TRAVEL SERVICES (1.2%)
+ The SABRE Group Holdings, Inc. .......................... 125,000   3,609,375
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $160,697,458)............................................... 251,019,170
                                                                    -----------

                                                              PAR
                                                   MATURITY  (000)
                                                   -------- -------
COMMERCIAL PAPER (14.2%)
------------------------
 American Express Credit Corp. 5.75%.............. 01/28/98 $14,786   14,722,235
 General Motors Acceptance Corp. 5.86%............ 01/14/98  14,500   14,469,316
 John Deere Capital Corp. 5.65%................... 01/07/98  14,152   14,138,674
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $43,330,225)................................................   43,330,225
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT TERM INVESTMENTS (3.3%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ................... 4,997,559    4,997,559
 Temporary Investment Fund, Inc. ........................ 5,001,360    5,001,360
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $9,998,919).................................................    9,998,919
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $214,026,602)(a)............................................ $304,348,314
                                                                    ============

-------
 + Non-income producing.
(a) Also cost for Federal income tax purposes. At December 31, 1997, net unrealized appreciation was $90,321,712. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $90,738,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $416,840.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE FLEXIBLY MANAGED FUND

                                                           SHARES      VALUE
                                                          --------- -----------
COMMON STOCK (51.8%)
--------------------
AUTOMOTIVE PARTS - EQUIPMENT (0.2%)
 Exide Corp. ............................................    35,000 $   905,625
                                                                    -----------
BANKS (0.1%)
 Bank fuer International Zahlungs........................       124     775,770
                                                                    -----------
BUILDING PRODUCTS (0.6%)
 Hanson PLC (ADR)........................................    53,125   1,225,195
 Johns Manville Corp. ...................................   190,000   1,911,875
                                                                    -----------
                                                                      3,137,070
                                                                    -----------
CHEMICALS (1.8%)
 Great Lakes Chemical Corp. .............................   169,900   7,624,263
 Millenium Chemicals, Inc. ..............................    60,000   1,413,750
                                                                    -----------
                                                                      9,038,013
                                                                    -----------
COMPUTERS (0.9%)
 International Business Machines Corp. ..................    42,500   4,443,906
                                                                    -----------
ELECTRIC UTILITIES (9.5%)
 Energy Group PLC (ADR)..................................    76,000   3,391,500
+ FirstEnergy Corp. .....................................   935,000  27,115,000
+ Niagara Mohawk Power Corp. ............................   377,000   3,958,500
 Unicom Corp. ...........................................   475,000  14,606,250
                                                                    -----------
                                                                     49,071,250
                                                                    -----------
ENERGY SERVICES (1.4%)
 Wheelabrator Technologies, Inc. ........................   451,000   7,244,187
                                                                    -----------
FINANCIAL SERVICES (1.6%)
 American Express Co. ...................................    24,000   2,142,000
 Fannie Mae..............................................    35,000   1,997,187
 Fund American Enterprises Holdings, Inc. ...............    35,000   4,235,000
                                                                    -----------
                                                                      8,374,187
                                                                    -----------
FOOD PROCESSING (0.6%)
 McCormick & Co., Inc. ..................................   108,000   3,030,750
                                                                    -----------
FOREST & PAPER PRODUCTS (2.2%)
 Deltic Timber Corp. ....................................    10,000     273,750
 International Paper Co. ................................    28,000   1,207,500
 Louisiana-Pacific Corp. ................................    65,000   1,235,000
 MacMillan Bloedel Limited...............................   396,000   4,145,625
 Weyerhaeuser Co. .......................................    90,000   4,415,625
                                                                    -----------
                                                                     11,277,500
                                                                    -----------
HOLDINGS COMPANY DIVERSIFIED (3.5%)
 Loews Corp. ............................................   136,000  14,433,000
 Lonrho PLC.............................................. 2,400,000   3,672,563
                                                                    -----------
                                                                     18,105,563
                                                                    -----------
INSURANCE (1.9%)
 Leucadia National Corp. ................................    74,000   2,553,000
 Unitrin, Inc. ..........................................    57,000   3,697,875
 Willis Corroon Group PLC (ADR)..........................   277,000   3,410,563
                                                                    -----------
                                                                      9,661,438
                                                                    -----------
MANUFACTURING (0.5%)
 Corning Inc. ...........................................    77,000   2,858,625
                                                                    -----------
MEDIA AND COMMUNICATIONS (2.2%)
+ Chris-Craft Industries, Inc. ..........................   145,000   7,585,313
 Meredith Corp. .........................................   100,000   3,568,750
                                                                    -----------
                                                                     11,154,063
                                                                    -----------
MEDICAL (0.5%)
 Smith and Nephew PLC....................................   950,000   2,821,473
                                                                    -----------
MINING (2.2%)
 Homestake Mining Co. ...................................   230,000   2,041,250
 Newmont Mining Corp. ...................................   255,000   7,490,625

                                                           SHARES      VALUE
                                                          --------- ------------
 Prime Resources Group, Inc. ............................   252,000 $  1,672,932
                                                                    ------------
                                                                      11,204,807
                                                                    ------------
MISCELLANEOUS CONSUMER PRODUCTS (1.5%)
 Philip Morris Companies, Inc. ..........................   165,000    7,476,562
                                                                    ------------
OFFICE SUPPLIES (0.1%)
 Cross (A.T.) Co., Class A...............................    38,000      384,750
                                                                    ------------
OIL & GAS (9.1%)
 Amerada Hess Corp. .....................................   300,000   16,462,500
 Atlantic Richfield Co. .................................    66,000    5,288,250
 Kerr-McGee Corp. .......................................    14,000      886,375
 Mitchell Energy & Development Corp. Class B.............   120,000    3,495,000
 Murphy Oil Corp. .......................................   126,000    6,827,625
 Texaco, Inc. ...........................................   144,973    7,882,907
 Union Texas Petroleum Holdings, Inc. ...................   295,000    6,139,688
                                                                    ------------
                                                                      46,982,345
                                                                    ------------
PHARMACEUTICALS (3.7%)
 Genentech, Inc. Special Common..........................   275,000   16,671,875
 Pharmacia & Upjohn, Inc. ...............................    12,000      439,500
 Schering-Plough Corp. ..................................    36,000    2,236,500
                                                                    ------------
                                                                      19,347,875
                                                                    ------------
PHOTO EQUIPMENT (0.7%)
 Polaroid Corp. .........................................    74,000    3,602,875
                                                                    ------------
PUBLISHING (4.6%)
 New York Times Co., Class A.............................   160,000   10,580,000
 The Washington Post Co., Class B........................    24,000   11,676,000
 Readers Digest Assoc., Inc., Class A....................    10,000      236,250
 Readers Digest Assoc., Inc., Class B....................    50,300    1,226,063
                                                                    ------------
                                                                      23,718,313
                                                                    ------------
RETAIL (1.4%)
 Hills Stores Co. .......................................   111,000      353,813
 The Limited, Inc. ......................................    75,000    1,912,500
+ Petrie Stores Corp. ................................... 1,130,000    3,454,975
+ Toys 'R' Us, Inc. .....................................    10,000      314,375
 Wal-Mart Stores, Inc. ..................................    36,000    1,419,750
                                                                    ------------
                                                                       7,455,413
                                                                    ------------
TRANSPORTATION SERVICES (1.0%)
 Overseas Shipholding Group, Inc. .......................   139,000    3,031,936
 Ryder System, Inc. .....................................    60,000    1,965,000
                                                                    ------------
                                                                       4,996,936
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $204,817,836)...............................................  267,069,296
                                                                    ------------
PREFERRED STOCK (4.1%)
----------------------
 Cleveland Electric Illum. Series L 7.00%................    34,550    3,316,800
 Cleveland Electric Illum. Series R 8.80%................     2,550    2,708,330
 Cleveland Electric Illum. Series S 9.00%................     2,500    2,684,475
 Entergy Gulf States Utilities Inc. Series B 7.20%.......    15,853      797,604
 International Paper Capital 5.25% Convertible...........     5,000      240,000
 Kemper Co. Series e 5.75%...............................   100,000    5,200,000
 Niagara Mohawk Power Corp. Series A 6.50%...............    24,000      537,000
 Niagara Mohawk Power Corp. Series B 7.50%...............     7,000      178,062
 Niagra Mohawk Power Corp. Series C 7.20%................     5,500      132,000
 Rouse Co. $3 Series B Convertible.......................   111,000    5,605,500
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $18,553,823)................................................   21,399,771
                                                                    ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                         NUMBER
                                                      OF CONTRACTS    VALUE
                                                      ------------ ------------
PUT OPTIONS (0.2%)
------------------
+Automatic Data Processing $55, February 21, 1998....     110      $      7,563
+Automatic Data Processing $60, May 16, 1998.........     120            38,250
+Cendant Corp. $27, January 17, 1998.................      90             3,645
+Deomi $45, January 17, 1998.........................       5             3,625
+IBM $100, January 17, 1998..........................     140            18,375
+IBM $105, January 17, 1998..........................     110            34,375
+IBM $115, January 17, 1998..........................     120           126,000
+IBM $120, July 18, 1998.............................     120           219,000
+IBM $95, January 17, 1998...........................     100             6,250
+Limited $25, February 21, 1998......................     115            10,781
+Pharmacia & Upjohn $40.00, April 4, 1998............     120            51,750
+Polaroid $60, April 18, 1998........................      48            55,200
+Schering-Plough $55, February 21, 1998..............     220            11,000
+Schering-Plough $65, August 22, 1998................     120            75,000
+Schering-Plough $65, February 21, 1998..............     120            51,750
+Texaco $70, April 18, 1998..........................     120           189,000
+Wal-Mart $42.50, June 20, 1998......................     120            53,250
                                                                   ------------
TOTAL OPTIONS
 (Cost $1,737,588)................................................      954,814
                                                                   ------------

                                                             PAR
                                           MATURITY RATING  (000)
                                           -------- ------ -------
U.S. TREASURY OBLIGATIONS (3.3%)
--------------------------------
U.S. TREASURY NOTES
 6.25%.................................... 06/30/98    NR  $ 1,250    1,254,688
 5.50%.................................... 02/28/99    NR   10,000    9,984,400
 6.75%.................................... 05/31/99    NR    2,000    2,029,380
 6.125%................................... 07/31/00    NR    1,250    1,262,887
 6.25%.................................... 04/30/01    NR    2,500    2,539,050
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $17,015,527)...............................................   17,070,405
                                                                   ------------
AGENCY OBLIGATIONS (4.7%)
-------------------------
 Tennessee Valley Authority
  5.88%................................... 04/01/36  NR     13,750   13,767,188
  5.98%................................... 04/01/36  AAA     4,600    4,605,750
  6.235%.................................. 07/15/45  NR      5,600    5,727,680
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
 (Cost $24,235,795)...............................................   24,100,618
                                                                   ------------
MEDIUM TERM NOTES (1.7%)
------------------------
 Federal National Mortgage Association
  5.70%................................... 01/21/98  AAA     2,600    2,591,767
 FNMA Medium Term Note 5.37%.............. 02/07/01  AAA     1,600    1,577,088
 FNMA Global Bond 6.375%.................. 01/16/02  AAA     3,200    3,251,519
 Merck & Company 5.76%.................... 05/03/37  AAA     1,150    1,172,160
                                                                   ------------
TOTAL MEDIUM TERM NOTES
 (Cost $8,522,023)................................................    8,592,534
                                                                   ------------
COMMERCIAL PAPER (11.7%)
------------------------
 Abbott Laboratories 5.80%................ 01/07/98  A-1+    5,000    4,995,167
 Bell Atlantic Financial Services 5.85%... 01/27/98  A-1     5,000    4,978,875
 Ciesco L.P. 6.40%........................ 01/02/98  A-1+   10,000    9,998,222

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- ------------
 Coca-Cola Company 5.80%................... 01/09/98  A-1+  $ 7,355 $  7,345,520
  5.56%.................................... 02/09/98  A-1+   10,000    9,938,575
 Hewlett-Packard Company 5.95%............. 01/21/98  A-1+      597      595,027
 Minnesota Mining & Manufacturer 5.80%..... 01/09/98  A-1+    5,000    4,993,555
 Procter & Gamble 5.90%.................... 01/16/98  A-1+   12,557   12,526,131
 Procter & Gamble Co. 5.48%................ 01/07/98  A-1+    5,000    4,995,505
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $60,367,697)................................................   60,366,577
                                                                    ------------

CONVERTIBLE BONDS (10.9%)
-------------------------
 BellSouth Telecommunications Debentures
  5.85%...................................... 11/15/45 AAA   3,800    3,805,928
 Chiron Corp. 1.90%.......................... 11/17/00 BBB+  5,700    5,094,375
 Ensearch Corp. 6.375%....................... 04/01/02 BBB-  5,650    5,734,750
 Grand Metro PLC Euro-Bond 6.50%............. 01/31/00 A+    2,000    2,789,440
 Homestake Mining Co. 5.50%.................. 06/23/00 BBB-  4,900    4,532,500
 Inco Limited 7.75%.......................... 03/15/16 BBB-  1,750    1,750,980
 Inco Limited 5.75%.......................... 07/01/04 BBB-  3,790    3,654,204
 Istituto Nazionale Delle Assicurazioni
  (Republic of Italy) Convertible Bond
  5.00%...................................... 06/28/01 AA      980    1,205,400
 Lonhro Conv. Euro Bond 6.00%................ 02/27/04 NR    1,825    2,612,505
 McKesson Corp. 4.50%........................ 03/01/04 A-    1,500    1,357,500
 Ogden Corp. 5.75%........................... 10/20/02 BBB     250      240,625
 Peninsular & Oriental 7.25%................. 05/19/03 NR    1,900    3,579,597
 Pep Boys 4.00%.............................. 09/01/99 BBB   1,000      988,330
 Potomac Electric Power Co. 5.00%............ 09/01/02 A-    2,300    2,213,750
 Rouse Company 5.75%......................... 07/23/02 BBB-  6,425    7,424,987
 Thomas Nelson 5.75%......................... 11/30/99 B       500      483,750
 UBS Finance 2.00%........................... 12/15/00 AA+     300      290,019
 WMX Technologies 2.00%...................... 01/24/05 BBB+  9,700    8,338,993
                                                                   ------------
TOTAL CONVERTIBLE BONDS
 (Cost $54,124,771)...............................................   56,097,633
                                                                   ------------
ZERO COUPON BONDS (11.5%)
-------------------------
 Alza Corp. 5.0261%++........................ 07/14/14 BBB- 14,250    6,697,500
 Automatic Data Processing, Inc. 5.1212%++... 02/20/12 AA   19,500   15,497,430
 Marriott International 3.9190%++............ 03/25/11 BBB   4,950    3,230,222
 News America Holdings Lyons 5.3521%++....... 03/11/13 BBB   8,400    3,992,604
 Office Depot Inc. 4.2615%++................. 11/01/08 BB-   3,200    2,092,768
 Pep Boys 4.0068%++.......................... 09/20/11 BBB   6,700    3,605,404
 Roche Holdings, Inc. 6.375%++............... 05/06/04 NR   17,600    8,206,000
 Times Mirror Co. 4.5427%++.................. 04/15/12 A     2,800    1,180,900
 Time Warner Inc. 6.2910%++.................. 06/22/13 BBB- 19,000    9,737,500

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------ ------- ------------
 U.S. Cellular Corp. 6.017%++............. 06/15/15  BBB-  $14,000 $  5,141,220
                                                                   ------------
TOTAL ZERO COUPON BONDS
 (Cost $50,294,327)...............................................   59,381,548
                                                                   ------------
                                                           SHARES
                                                           -------
SHORT TERM INVESTMENTS (0.1%)
-----------------------------
 Temporary Investment Fund, Inc.
  (Cost $498,155) ........................................ 498,155      498,155
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $440,167,542)(a)........................................... $515,531,351
                                                                   ------------

-------
+Non-income producing.
++Effective Yield.

(a) At December 31, 1997, the cost for Federal income tax purposes was $440,317,174. Net unrealized appreciation was $75,214,177. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $87,231,463 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,017,286.
ADR--American Depository Receipt.

  The Standards & Poors corporation ratings are the most recent ratings available at December 31, 1997.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE INTERNATIONAL EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (89.0%)
--------------------
AUSTRALIA (1.7%)
 National Australia Bank Limited........................... 156,025 $ 2,178,592
                                                                    -----------
BELGIUM (0.8%)
 Barco N.V.................................................   5,500   1,009,449
                                                                    -----------
FINLAND (0.5%)
 Cultor Oyj................................................  12,000     650,080
                                                                    -----------
FRANCE (9.5%)
 Axa-AUP...................................................  20,000   1,548,241
 Carrefour Supermarche SA..................................   2,900   1,513,666
+ Dassault Systemes SA.....................................  35,000   1,067,595
 L.D.C. SA.................................................   1,000     152,098
 L'OREAL...................................................   2,700   1,056,956
 Rhone-Poulenc.............................................  16,000     717,038
 Scor......................................................  35,000   1,674,407
 Societe BIC SA............................................  28,566   2,085,993
 Total SA-B................................................  14,185   1,544,447
 Valeo SA..................................................  13,063     886,376
                                                                    -----------
                                                                     12,246,817
                                                                    -----------
GERMANY (6.0%)
 Adidas AG.................................................  11,000   1,456,030
 Axa Colonia Konzern AG....................................   9,000     860,937
 Bayer AG..................................................  35,000   1,299,331
 Bayerische Motoren Werke (BMW) AG.........................   1,000     748,037
 Deutsche Lufthansa AG.....................................  85,000   1,597,851
 Gehe AG...................................................  10,800     546,595
 SGL Carbon AG.............................................   9,700   1,240,796
                                                                    -----------
                                                                      7,749,577
                                                                    -----------
HONG KONG (1.0%)
 Dah Sing Financial Group.................................. 130,800     314,834
 Sun Hung Kai Properties Limited........................... 150,000   1,045,395
                                                                    -----------
                                                                      1,360,229
                                                                    -----------
IRELAND (4.1%)
 Allied Irish Banks PLC.................................... 150,290   1,452,824
 CRH PLC...................................................  85,021     986,258
+ Elan Corp. PLC (ADR).....................................  31,000   1,586,813
 Greencore Group PLC....................................... 202,027     970,660
 Northern Ireland Electricity PLC..........................  40,000     346,524
                                                                    -----------
                                                                      5,343,079
                                                                    -----------
JAPAN (22.7%)
 The Bank of Tokyo-Mitsubishi, Limited.....................  75,000   1,038,293
 Bridgestone Corp..........................................  90,000   1,958,913
 Canon, Inc................................................  46,000   1,075,518
 Credit Saison Co., Limited................................  80,000   1,981,217
 Ezaki Glico Co., Limited..................................  82,000     531,652
 Fuji Photo Film Co. Limited...............................  64,000   2,461,139
 Hitachi Maxell Limited....................................  45,000     796,025
 Hoya Corp.................................................  33,000   1,040,600
 The Industrial Bank of Japan..............................  95,000     679,505
 Ito-Yokado Co. Limited....................................  18,000     920,620
 JUSCO Co. Limited.........................................  56,000     792,487
 Komatsu Limited........................................... 150,000     755,647
 Murata Manufacturing Co. Limited..........................  25,000     630,667
 Nintendo Co. Limited......................................  17,000   1,673,575
 NTT Data Corp.............................................  26,000   1,405,772
 Omron Corp................................................  93,000   1,459,148
 Rohm Co. Limited..........................................  20,000   2,045,822
 SMC Corp..................................................  13,500   1,194,037
 Sony Corp.................................................  18,000   1,605,893
 Takeda Chemical Industries................................  93,000   2,660,799
 Taisho Pharmaceutical Co. Limited.........................  65,000   1,664,730

                                                            SHARES     VALUE
                                                            ------- -----------
 Tokyo Broadcasting System, Inc............................  30,000 $   380,707
 Yasuda Fire & Marine Insurance Co. Limited................ 145,000     622,284
                                                                    -----------
                                                                     29,375,050
                                                                    -----------
MALAYSIA (0.3%)
 Malayan Banking Berhad....................................  80,000     232,249
 Telekom Malaysia Berhad...................................  45,000     132,952
                                                                    -----------
                                                                        365,201
                                                                    -----------
NETHERLANDS (7.0%)
 AEGON N.V. (ADR)..........................................  12,005   1,075,948
 AEGON N.V.................................................  18,336   1,632,596
 Elsevier N.V.............................................. 105,000   1,698,870
 Hagemeyer N.V.............................................  28,418   1,187,337
 ING Groep N.V.............................................  31,710   1,335,830
 Vendex International N.V..................................  39,714   2,192,152
                                                                    -----------
                                                                      9,122,733
                                                                    -----------
NORWAY (0.4%)
 Smedvig-ASA (ADR)-B.......................................  25,000     525,000
                                                                    -----------
SINGAPORE (0.3%)
 City Developments Limited.................................  80,000     370,340
                                                                    -----------
SPAIN (1.3%)
 Banco Intercontinental Espanol SA.........................   7,800     442,160
 Banco Popular Espanol SA..................................  18,000   1,257,747
                                                                    -----------
                                                                      1,699,907
                                                                    -----------
SWEDEN (5.6%)
 Assa Abloy AB-B...........................................  66,000   1,746,833
 Astra AB-B................................................  80,000   1,346,044
 Autoliv, Inc. (ADR).......................................  27,000     884,250
 Hennes & Mauritz AB-B.....................................  35,000   1,543,918
 OM Gruppen AB.............................................  15,700     571,855
 Skandia Forsakrings AB....................................  24,000   1,132,794
                                                                    -----------
                                                                      7,225,694
                                                                    -----------
SWITZERLAND (9.0%)
 Credit Suisse Group.......................................  14,000   2,169,278
 Nestle SA.................................................   1,250   1,876,007
+ Pharma Vision 2000 AG....................................   2,150   1,336,978
 Roche Holding AG..........................................     330   3,281,787
 Schweizerische Bankgesellschaft...........................   2,102   3,043,724
                                                                    -----------
                                                                     11,707,774
                                                                    -----------
UNITED KINGDOM (18.8%)
 BAA PLC...................................................     765       6,268
 Barclays PLC..............................................       1          27
 British Petroleum Co. PLC (ADR)...........................  20,467   1,630,964
 Compass Group PLC......................................... 120,000   1,469,025
 Dixons Group PLC.......................................... 145,000   1,457,754
 EMI Group PLC.............................................  84,185     703,675
 General Accident PLC......................................  73,000   1,267,215
 HSBC Holdings PLC.........................................  45,000   1,155,080
 Lloyds TSB Group PLC...................................... 150,000   1,942,411
 Misys PLC.................................................  76,528   2,304,340
+ Norwich Union PLC........................................ 200,000   1,283,422
 Powerscreen International PLC............................. 111,691   1,116,451
 Provident Financial PLC................................... 118,293   1,551,288
 Rentokil Initial PLC...................................... 350,000   1,526,121
 Reuters Holdings PLC......................................  90,000     984,779
 Shell Transport & Trading Co. PLC......................... 265,000   1,918,552
 Siebe PLC.................................................  74,090   1,456,809
 Smiths Industries PLC.....................................  90,000   1,255,780
 Zeneca Group PLC..........................................  35,000   1,230,687
                                                                    -----------
                                                                     24,260,648
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                             SHARES    VALUE
                                                             ------ ------------
TOTAL COMMON STOCK
 (Cost $95,578,835)................................................ $115,190,170
                                                                    ------------
PREFERRED STOCK (1.6%)
----------------------
 SAP AG (Cost $1,337,258)................................... 6,300     2,046,929
                                                                    ------------

                                                               PAR
                                              MATURITY RATING (000)
                                              -------- ------ -----
CORPORATE BOND (0.7%)
---------------------
SWITZERLAND
 Union Bank of Switzerland 2.75%
  (Cost $920,625)............................ 06/16/02  NR    $750       889,688
                                                                    ------------

                                                          SHARES
                                                         ---------
WARRANTS (0.6%)
---------------
+ Compagnie Generale de Eaux............................     4,700        3,195
+ Rhone Poulenc Wts.....................................    16,000       55,055
+ Credit Suisse.........................................    95,000      781,598
                                                                   ------------
TOTAL WARRANTS
 (Cost $623,382)..................................................      839,848
                                                                   ------------
SHORT TERM INVESTMENTS (8.1%)
-----------------------------
 Temporary Cash Investment Fund, Inc.................... 5,236,270    5,236,270
 Temporary Investment Fund, Inc......................... 5,235,079    5,235,079
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $10,471,349)...............................................   10,471,349
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $108,931,449)(a)........................................... $129,437,984
                                                                   ============

-------
 + Non income producing.

(a) At December 31, 1997, the cost for Federal income tax purposes was $110,039,158. Net unrealized appreciation was $19,398,826. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of market value over tax cost of $24,875,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,476,812.
ADR--American Depository Receipt.

COMMON AND PREFERRED STOCK SECTOR DIVERSIFICATION

                                                                  % OF
                                                                 MARKET  VALUE
                                                                 VALUE  (000'S)
                                                                 ------ --------
Manufacturing...................................................  21.7% $ 25,418
Financial Services..............................................  19.5%   22,816
Retail..........................................................  15.5%   18,208
Insurance.......................................................   9.5%   11,098
Electronics.....................................................   7.0%    8,208
Computers.......................................................   5.8%    6,825
Pharmaceuticals.................................................   5.0%    5,912
Oil.............................................................   4.8%    5,619
Telecommunication...............................................   2.7%    3,197
Automotive......................................................   2.2%    2,519
Airlines........................................................   1.4%    1,604
Miscellaneous...................................................   1.3%    1,526
Real Estate.....................................................   1.2%    1,416
Investment Co. .................................................   1.1%    1,337
Consumer Products...............................................   1.0%    1,187
Utilities.......................................................   0.3%      347
                                                                 ------ --------
                                                                 100.0% $117,237
                                                                 ====== ========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

THE SMALL CAPITALIZATION FUND

                                                              SHARES   VALUE
                                                              ------ ----------
COMMON STOCK (87.3%)
--------------------
AUTOMOTIVE PARTS (1.2%)
 Borg-Warner Automotive, Inc. ...............................  9,400 $  488,800
                                                                     ----------
BUILDING MATERIALS (1.3%)
 Chicago Bridge & Iron Company N.V. ......................... 21,000    341,250
 Medusa Corp. ...............................................  4,400    183,975
                                                                     ----------
                                                                        525,225
                                                                     ----------
CABLE OPERATORS (1.6%)
 TCA Cable TV, Inc. ......................................... 14,100    653,006
                                                                     ----------
CHEMICALS (3.8%)
+ McWhorter Technologies, Inc. .............................. 13,200    339,900
 Schulman, A. Inc. .......................................... 46,600  1,176,650
                                                                     ----------
                                                                      1,516,550
                                                                     ----------
COMPUTER SERVICES & SOFTWARE (10.9%)
+ Auspex Systems, Inc. ...................................... 75,500    759,719
+ BA Merchant Services, Inc. ................................ 27,400    486,350
+ BancTec, Inc. ............................................. 22,000    589,875
+ The BISYS Group, Inc. ..................................... 28,900    964,537
+ Wang Laboratories, Inc. ................................... 69,500  1,542,031
                                                                     ----------
                                                                      4,342,512
                                                                     ----------
ELECTRICAL EQUIPMENT (1.2%)
 AMETEK, Inc. ............................................... 16,900    456,300
                                                                     ----------
ELECTRONICS (6.7%)
 Belden, Inc. ...............................................  7,000    246,750
+ Exar Corp. ................................................ 28,000    465,500
+ General Semiconductor, Inc. ............................... 48,300    558,469
+ Oak Industries, Inc. ...................................... 10,160    301,625
+ Tracor, Inc. .............................................. 10,700    328,356
 Watkins-Johnson Co. ........................................ 29,400    762,562
                                                                     ----------
                                                                      2,663,262
                                                                     ----------
HEALTHCARE (5.2%)
+ CorVel Corp. .............................................. 21,500    822,375
+ Magellan Health Services, Inc. ............................ 35,500    763,250
+ Trigon Healthcare, Inc. ................................... 17,800    465,025
                                                                     ----------
                                                                      2,050,650
                                                                     ----------
HOLDING COMPANY (1.9%)
 Triarc Companies, Inc. ..................................... 27,000    735,750
                                                                     ----------
INFORMATION PROCESSING (1.6%)
 National Data Corp. ........................................ 18,100    653,863
                                                                     ----------
INSURANCE (14.8%)
+ CNA Surety Corporation..................................... 36,100    557,294
+ Delphi Financial Group, Inc. .............................. 18,014    810,630
 Enhance Financial Services Group, Inc. .....................  6,900    410,550
 E.W. Blanch Holdings, Inc. ................................. 26,400    909,150
+ Gryphon Holdings, Inc. .................................... 26,700    448,894
 Horace Mann Educators Corp. ................................ 13,800    392,437
 RenaissanceRe Holdings Ltd. ................................ 32,500  1,434,062
 United Wisconsin Services, Inc. ............................ 35,200    906,400
                                                                     ----------
                                                                      5,869,417
                                                                     ----------
MACHINERY - DIVERSIFIED (2.5%)
+ Baldwin Technology Company, Inc. .......................... 87,600    438,000
 OmniQuip International, Inc. ............................... 27,800    556,869
                                                                     ----------
                                                                        994,869
                                                                     ----------

                                                              SHARES   VALUE
                                                              ------ ----------
MANUFACTURING (12.7%)
+ Champion Enterprises, Inc. ................................ 35,000 $  719,688
 Flowserve Corp. ............................................ 31,000    866,062
 Harman International Industries, Inc. ...................... 11,200    475,300
+ Lydall, Inc. .............................................. 47,300    922,350
+ National Patent Development Corp. ......................... 32,500    450,938
+ Paxar Corp. ............................................... 45,750    677,672
 Roper Industries, Inc. ..................................... 11,500    324,875
 Watts Industries, Inc. ..................................... 16,700    472,819
 Woodhead Industries, Inc. ..................................  7,200    135,000
                                                                     ----------
                                                                      5,044,704
                                                                     ----------
MEDICAL SUPPLIES (2.7%)
 DENTSPLY International Inc. ................................ 13,000    401,781
+ Spacelabs Medical, Inc. ................................... 20,100    378,131
 Vital Signs, Inc. .......................................... 15,400    294,525
                                                                     ----------
                                                                      1,074,437
                                                                     ----------
METAL FABRICATE/HARDWARE (2.3%)
 EASCO, Inc. ................................................ 21,400    280,875
 Kaydon Corp. ............................................... 19,300    629,663
                                                                     ----------
                                                                        910,538
                                                                     ----------
OIL & GAS (5.9%)
+ Basin Exploration, Inc. ................................... 15,500    275,125
 Cabot Oil & Gas Corp. ...................................... 29,700    577,294
 KCS Energy, Inc. ........................................... 15,200    315,400
+ Nuevo Energy Co. .......................................... 12,500    509,375
 St. Mary Land & Exploration Co. ............................ 18,700    648,656
                                                                     ----------
                                                                      2,325,850
                                                                     ----------
PAPER AND FOREST PRODUCTS (0.6%)
 Rock-Tenn Co. .............................................. 11,000    225,500
                                                                     ----------
PUBLISHING & PRINTING (2.9%)
 Bowne & Co., Inc. ..........................................  9,200    366,850
 Harland Co., John H. .......................................  7,600    159,600
 Hollinger International, Inc. .............................. 44,600    624,400
                                                                     ----------
                                                                      1,150,850
                                                                     ----------
RECYCLING (0.4%)
 Newfield Exploration Company................................  6,600    153,862
                                                                     ----------
RETAIL (0.4%)
 Longs Drug Stores, Inc. ....................................  4,400    141,350
                                                                     ----------
TELECOMMUNICATIONS (1.9%)
+ ACC Corp. .................................................  4,900    248,062
+ CommScope, Inc. ........................................... 37,700    506,594
                                                                     ----------
                                                                        754,656
                                                                     ----------
TEXTILES (4.0%)
+ Burlington Industries, Inc. ............................... 14,200    196,138
 Guilford Mills, Inc. ....................................... 25,200    689,850
+ WestPoint Stevens, Inc. ................................... 14,400    684,900
                                                                     ----------
                                                                      1,570,888
                                                                     ----------
TRANSPORTATION (0.8%)
 Interpool, Inc. ............................................ 22,800    337,725
                                                                     ----------
TOTAL COMMON STOCK
 (Cost $30,468,479)................................................. 34,640,564
                                                                     ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)

THE SMALL CAPITALIZATION FUND

                                                              PAR
                                                   MATURITY  (000)     VALUE
                                                   -------- ------- -----------
AGENCY OBLIGATIONS (8.2%)
-------------------------
 Federal Home Loan Bank 5.43%..................... 01/20/98 $ 2,460 $ 2,452,895
 Federal Home Loan Mortgage Corp. 5.66%........... 02/05/98     790     785,653
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $3,238,603).................................................   3,238,548
                                                                    -----------

                                                            SHARES
                                                           ---------
SHORT TERM INVESTMENTS (4.5%)
-----------------------------
 Temporary Investment Fund
  Class B (Cost $1,786,583)...........................     1,786,583   1,786,583
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $35,493,665)(a) ............................................. $39,665,695
                                                                     ===========

-------
 + Non-income producing.

(a) At December 31, 1997, the cost for Federal income tax purposes was $35,510,923. Net unrealized appreciation was $4,154,772. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,998,285 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $843,517.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
THE EMERGING GROWTH FUND

                                                              SHARES   VALUE
                                                              ------ ----------
COMMON STOCK (87.9%)
--------------------
AEROSPACE & DEFENSE (0.6%)
 The Boeing Co. .............................................  2,000 $   97,875
                                                                     ----------
AIRLINES (1.1%)
+ Alaska Air Group, Inc. ....................................  1,000     38,750
+ Atlantic Coast Airlines Inc. ..............................  3,000     94,688
+ Midwest Express Holdings, Inc. ............................  1,000     38,813
                                                                     ----------
                                                                        172,251
                                                                     ----------
COMPUTER SERVICES & SOFTWARE (19.5%)
+ Aspect Development, Inc. ..................................  3,000    156,375
+ Check Point Software Technologies Ltd. ....................  6,900    282,038
+ CHS Electronics, Inc. .....................................  1,000     16,938
+ Citrix Systems, Inc. ......................................  2,300    174,872
+ Cognicase, Inc. ...........................................  7,400     89,031
+ Computer Horizons Corp. ...................................  1,000     45,750
+ Compuware Corp. ...........................................    400     12,813
+ Crystal Systems Solutions .................................  1,500     37,688
+ ECsoft Group (ADR) ........................................ 20,400    360,825
+ Excite, Inc. ..............................................  3,000     90,094
+ HNC Software, Inc. ........................................  3,800    164,113
+ Information Management Resources, Inc. ....................  4,000    150,750
+ Intelligroup, Inc. ........................................  3,000     56,250
+ INTERSOLV, Inc. ...........................................  6,000    121,875
+ Metro Information Services, Inc. ..........................  2,400     67,350
+ New Era of Networks, Inc. .................................  5,200     57,200
+ Peritus Software Services, Inc. ...........................  2,000     40,813
+ Pervasive Software, Inc. .................................. 16,200    119,475
+ PRT Group, Inc. ...........................................  6,800     76,075
+ PSW Technologies, Inc. ....................................  3,000     42,938
+ RealNetworks, Inc. ........................................  2,700     37,631
+ Saville Systems Ireland ...................................  7,000    290,281
+ Security Dynamics Technologies, Inc. ......................  1,500     53,719
+ SMART Modular Technologies, Inc. ..........................  4,600    105,225
+ Software AG Systems, Inc. .................................  1,700     24,650
+ SunGard Data Systems Inc. .................................    952     29,512
+ Tier Technologies, Inc. ................................... 18,100    193,444
+ UBICS, Inc. ...............................................  1,000     15,250
+ Yahoo! Inc. ...............................................  2,000    138,688
                                                                     ----------
                                                                      3,051,663
                                                                     ----------
DISTRIBUTION SERVICES (3.2%)
+ Brightpoint, Inc. .........................................  9,400    130,425
+ Innovative Valve Technologies, Inc. .......................  4,200     84,525
+ NBTY, Inc. ................................................  2,000     66,875
+ U.S.A. Floral Products, Inc ............................... 13,500    214,313
                                                                     ----------
                                                                        496,138
                                                                     ----------
EDUCATION SERVICES (3.0%)
+ Bright Horizons, Inc. .....................................  2,000     37,875
+ Caribiner International, Inc. .............................  1,500     66,750
+ Computer Learning Centers, Inc. ...........................  1,800    110,363
+ Education Management Corp. ................................  8,000    250,500
                                                                     ----------
                                                                        465,488
                                                                     ----------
ELECTRONIC COMPONENTS (4.6%)
+ Aavid Thermal Technologies, Inc. ..........................  2,700     64,125
+ Flextronics International Ltd. ............................  2,000     31,500
+ InTest Corp. ..............................................  6,000     44,250
+ Level One Communications, Inc. ............................  2,300     64,831
+ Micrel, Inc. ..............................................  3,000     84,938

                                                               SHARES   VALUE
                                                               ------ ---------
+ Integrations, Inc. .........................................  1,300 $  12,391
+ Powerwave Technologies, Inc. ...............................  4,000    66,626
+ Rambus Inc. ................................................  2,000    91,750
+ Sawtek Inc. ................................................  6,000   157,875
+ Semtech Corp. ..............................................  2,400    93,600
                                                                      ---------
                                                                        711,886
                                                                      ---------
FINANCIAL SERVICES (3.8%)
 Citicorp.....................................................  1,000   126,438
+ Franchise Mortgage Acceptance Co. LLC.......................  7,000   129,063
 Liberty Financial Companies, Inc. ...........................    950    35,863
 MBNA Corp. ..................................................  7,000   191,188
 Sirrom Capital Corp. ........................................  2,200   115,225
                                                                      ---------
                                                                        597,777
                                                                      ---------
FOOD SERVICES (1.8%)
+ American Italian Pasta Co. ................................. 11,100   277,500
                                                                      ---------
HEALTHCARE (1.0%)
+ Sunrise Assisted Living, Inc. ..............................  3,700   158,638
                                                                      ---------
HOTELS & LODGING (5.0%)
+ BridgeStreet Accommodations, Inc. .......................... 22,900   230,431
+ Fairfield Communities, Inc. ................................  1,700    74,995
 Four Seasons Hotels, Co. ....................................  8,600   271,975
+ Interstate Hotels Co. ......................................  3,000   105,188
+ Silverleaf Resorts, Inc. ...................................  3,700    90,650
+ Vistana, Inc. ..............................................    100     2,288
                                                                      ---------
                                                                        775,527
                                                                      ---------
HUMAN RESOURCES (7.4%)
+ AccuStaff, Inc. ............................................  4,000    92,000
+ AHL Services, Inc. .........................................  7,000   172,375
+ Interim Services, Inc. .....................................  5,000   129,375
+ MAXIMUS, Inc. .............................................. 10,900   263,644
+ RCM Technologies, Inc. .....................................  2,400    40,500
+ Romac International, Inc. ..................................  9,600   234,600
 Select Appointments Holdings LTD (ADR)....................... 12,200   224,938
                                                                      ---------
                                                                      1,157,432
                                                                      ---------
INSURANCE (3.2%)
+ ARM Financial Group, Inc. ..................................  3,400    89,675
 Travelers Group, Inc. .......................................  7,500   404,063
                                                                      ---------
                                                                        493,738
                                                                      ---------
INVESTMENT COMPANIES (3.1%)
+ Affiliated Managers Group, Inc. ............................  8,500   246,500
 T. Rowe Price Associates, Inc. ..............................  3,000   189,000
 The Charles Schwab Corp. ....................................  1,000    41,938
                                                                      ---------
                                                                        477,438
                                                                      ---------
LEASING (1.8%)
+ Financial Federal Corp. ....................................  2,500    59,063
+ Granite Financial Inc. ..................................... 12,200   215,025
                                                                      ---------
                                                                        274,088
                                                                      ---------
LEISURE (2.5%)
+ American Coin Merchandising, Inc. ..........................  6,000   106,500
+ Steiner Leisure Ltd. .......................................  9,150   281,363
                                                                      ---------
                                                                        387,863
                                                                      ---------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997 (CONTINUED)
THE EMERGING GROWTH FUND

                                                                SHARES  VALUE
                                                                ------ --------
MANUFACTURING (1.3%)
+ Power-One, Inc. .............................................  4,000 $ 55,250
+ Wesley Jessen VisionCare, Inc. ..............................  3,800  148,675
                                                                       --------
                                                                        203,925
                                                                       --------
MARKETING (1.3%)
+ Abacus Direct Corp. .........................................  4,500  186,188
+ Boron, LePore & Associates, Inc. ............................  1,000   27,563
                                                                       --------
                                                                        213,751
                                                                       --------
MEDIA (0.9%)
+ Emmis Broadcasting Corp. ....................................  1,700   77,775
+ Jacor Communications, Inc. ..................................  1,400   74,463
                                                                       --------
                                                                        152,238
                                                                       --------
MEDICAL INSTRUMENTS & DEVICES (1.1%)
+ Cytyc Corp. .................................................  1,900   47,381
+ Vista Medical Technologies, Inc. ............................  9,800  121,275
                                                                       --------
                                                                        168,656
                                                                       --------
MEDICAL SERVICES (2.7%)
+ BioReliance Corp. ...........................................  5,300  121,900
 HBO & Co. ....................................................  3,500  167,891
+ IMPATH, Inc. ................................................  1,000   32,250
+ Lincare Holdings, Inc. ......................................  1,600   91,600
+ Serologicals Corp. ..........................................    500   12,781
                                                                       --------
                                                                        426,422
                                                                       --------
MISCELLANEOUS (0.5%)
+ The Profit Recovery Group International, Inc. ...............  4,500   80,719
                                                                       --------
NETWORK SYSTEMS (0.7%)
+ Concord Communications, Inc. ................................    600   12,338
+ MMC Networks, Inc. ..........................................  3,500   58,516
+ Network Solutions, Inc. .....................................  3,200   42,100
                                                                       --------
                                                                        112,954
                                                                       --------
PUBLISHING (0.8%)
+ The Petersen Companies, Inc. ................................  5,300  121,900
                                                                       --------
REAL ESTATE (4.3%)
+CB Commercial Real Estate Services Group, Inc. ............... 10,700  344,406
 Intrawest Corp. ..............................................  7,000  121,625
+ LaSalle Partners, Inc. ......................................  4,400  156,750
+ Trammell Crow Co. ...........................................  2,100   54,075
                                                                       --------
                                                                        676,856
                                                                       --------
RESTAURANTS (0.3%)
+ Star Buffet, Inc. ...........................................  4,000   46,000
                                                                       --------
RETAIL (3.5%)
+ DM Management Co. ...........................................  2,900   45,856
+ Fossil, Inc. ................................................  1,000   25,250
+ Gadzooks, Inc. ..............................................  6,000  126,750
+ ONSALE, Inc. ................................................  3,000   54,000
+ Rocky Shoes and Boots, Inc. ................................. 14,200  213,888
+ Tropical Sportswear International Corp. .....................  8,200   83,538
                                                                       --------
                                                                        549,282
                                                                       --------
TELECOMMUNICATIONS (5.8%)
+ CellStar Corp. ..............................................  3,500   69,891
+ CIENA Corp. .................................................  3,100  189,875

                                                            SHARES     VALUE
                                                            ------- -----------
+ ITC DeltaCom, Inc. ......................................  11,300 $   185,038
+ LCC International, Inc. .................................   2,700      38,644
+ Lightbridge, Inc. .......................................   9,000     169,313
+STARTEC Global Communications. Corp. .....................   2,300      51,319
+ Tekelec..................................................   6,000     183,750
+ Transcrypt International, Inc. ..........................   1,000      25,000
                                                                    -----------
                                                                        912,830
                                                                    -----------
TRANSPORTATION (1.3%)
 C.H. Robinson Worldwide, Inc. ............................   2,400      54,150
+ Pegasus Systems, Inc. ...................................   3,000      44,625
 Travel Services International, Inc. ......................   4,800     112,200
                                                                    -----------
                                                                        210,975
                                                                    -----------
VIDEO COMPONENTS (1.8%)
+ Gemstar International Group Ltd .........................  11,600     279,125
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $13,246,111)................................................  13,750,935
                                                                    -----------
SHORT TERM INVESTMENTS (12.1%)
------------------------------
 Temporary Investment Fund--Temp Cash...................... 950,091     950,091
 Temporary Investment Fund Class B......................... 950,092     950,092
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,900,183).................................................   1,900,183
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $15,146,294)(a)............................................. $15,651,118
                                                                    ===========

-------
 + Non income producing.

(a) At December 31, 1997, the cost for Federal income tax purposes was $15,197,114. Net unrealized appreciation was $454,004. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,303,496 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $849,492.

ADR-American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

----------------------------------------------------
THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


                                MONEY       QUALITY   HIGH YIELD      GROWTH
                             MARKET FUND   BOND FUND   BOND FUND   EQUITY FUND
                             -----------  ----------- -----------  ------------
ASSETS:
 Investments at value (1)..  $37,333,851  $44,701,856 $58,143,961  $137,230,147
 Cash......................        1,000        1,184         127            --
 Interest, dividends and
  reclaims receivable......      353,126      313,633   1,097,027       139,944
 Receivable for investment
  securities sold..........           --           --          --            --
 Receivable for capital
  stock sold...............           --        4,492       2,399        76,656
 Other assets..............          313          278         505         1,254
                             -----------  ----------- -----------  ------------
  Total Assets.............   37,688,290   45,021,443  59,244,019   137,448,001
                             -----------  ----------- -----------  ------------
LIABILITIES:
 Cash overdraft............           --           --          --         6,654
 Payable for investment
  securities purchased.....           --    4,847,231          --     1,119,150
 Payable for capital stock
  redeemed.................           --       59,323      50,623       139,931
 Dividends payable.........      176,454           --          --            --
 Payable to the investment
  advisor..................       13,646       15,144      24,663        55,891
 Payable to The Penn Mutual
  Life Insurance Co........       15,112       14,704      21,465        51,332
 Net unrealized
  depreciation on forward
  foreign currency
  contracts................           --           --          --            --
 Other liabilities.........        6,694        8,013       9,604        16,797
                             -----------  ----------- -----------  ------------
  Total Liabilities........      211,906    4,944,415     106,355     1,389,755
                             -----------  ----------- -----------  ------------
NET ASSETS.................  $37,476,384  $40,077,028 $59,137,664  $136,058,246
                             ===========  =========== ===========  ============
Shares of $.10 par value
 capital stock issued and
 outstanding...............   37,478,141    3,929,034   6,214,249     5,583,243
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 SHARE.....................  $      1.00  $     10.20 $      9.52  $      24.37
NET ASSETS CONSIST OF:
 Capital paid in...........  $37,478,141  $39,724,697 $58,440,118  $102,355,392
 Undistributed net
  investment income
  (loss)...................           --           --          --            --
 Accumulated net realized
  gain (loss) on investment
  transactions and foreign
  exchange.................       (1,757)          --  (1,585,701)      (35,982)
 Net unrealized
  appreciation in value of
  investments, futures
  contracts and foreign
  currency related items...           --      352,331   2,283,247    33,738,836
                             -----------  ----------- -----------  ------------
  TOTAL NET ASSETS.........  $37,476,384  $40,077,028 $59,137,664  $136,058,246
                             ===========  =========== ===========  ============
(1) Investments at cost....  $37,333,851  $44,349,525 $55,860,714  $103,491,311

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  FLEXIBLY                           SMALL         EMERGING
    VALUE         MANAGED       INTERNATIONAL    CAPITALIZATION     GROWTH
 EQUITY FUND        FUND         EQUITY FUND          FUND           FUND
 ------------   ------------    -------------    --------------   -----------
 $304,348,314   $515,531,351    $129,437,984      $39,665,695     $15,651,118
           --             --         930,708               --       2,523,632
      346,648      2,462,097         247,018           18,975           2,256
           --      1,033,789              --          570,879         823,537
           --          9,245         315,342           92,215         118,722
        2,728          4,477           1,050              341             147
 ------------   ------------    ------------      -----------     -----------
  304,697,690    519,040,959     130,932,102       40,348,105      19,119,412
 ------------   ------------    ------------      -----------     -----------
           --             --              --               --              --
      971,198      1,973,039         930,708        1,582,088       1,141,769
      498,560        469,473          14,872            3,437          17,776
           --             --              --               --              --
      126,658        215,463          81,736           15,736           8,894
      110,636        190,588          48,833           13,744               4
           --             --         176,660               --              --
       30,170         53,672          41,737            7,006           9,251
 ------------   ------------    ------------      -----------     -----------
    1,737,222      2,902,235       1,294,546        1,622,011       1,177,694
 ------------   ------------    ------------      -----------     -----------
 $302,960,468   $516,138,724    $129,637,556      $38,726,094     $17,941,718
 ============   ============    ============      ===========     ===========
   13,432,474     26,029,570       8,038,534        2,683,387       1,395,974
 $      22.55   $      19.83    $      16.13      $     14.43     $     12.85
 $212,638,756   $440,801,069    $110,276,873      $34,563,548     $17,535,073
           --             --      (1,026,453)              --         (56,325)
           --        (26,314)         64,993           (9,484)        (41,854)
   90,321,712     75,363,969      20,322,143        4,172,030         504,824
 ------------   ------------    ------------      -----------     -----------
 $302,960,468   $516,138,724    $129,637,556      $38,726,094     $17,941,718
 ============   ============    ============      ===========     ===========
 $214,026,602   $440,167,542    $108,931,449      $35,493,665     $15,146,294

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997


                                   MONEY      QUALITY    HIGH YIELD    GROWTH
                                MARKET FUND  BOND FUND   BOND FUND   EQUITY FUND
                                -----------  ----------  ----------  -----------
INVESTMENT INCOME:
 Dividends....................  $       --   $   28,350  $  315,064  $ 1,172,790
 Interest.....................   2,161,404    2,460,829   4,656,080      266,042
 Foreign tax withheld.........          --           --          --       (2,071)
                                ----------   ----------  ----------  -----------
  Total investment income.....   2,161,404    2,489,179   4,971,144    1,436,761
                                ----------   ----------  ----------  -----------
EXPENSES:
 Investment advisory fees.....     148,226      164,758     254,474      600,772
 Administration fees..........      56,455       56,299      76,344      186,580
 Accounting fees..............      28,227       28,211      38,169       87,177
 Custodian fees and expenses..      10,746       12,500      25,786       30,482
 Other expenses...............      21,074       19,901      16,073       49,747
                                ----------   ----------  ----------  -----------
  Total expenses..............     264,728      281,669     410,846      954,758
  Less: Expense waivers.......          --           --          --           --
                                ----------   ----------  ----------  -----------
  Net expenses................     264,728      281,669     410,846      954,758
                                ----------   ----------  ----------  -----------
NET INVESTMENT INCOME (LOSS)..   1,896,676    2,207,510   4,560,298      482,003
                                ----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investment transactions.....        (225)     912,980   2,964,765   13,834,988
 Net realized gain from
  foreign currency............          --           --          --           --
 Change in unrealized
  appreciation of investments,
  futures contracts and
  foreign currency during the
  year........................          --     (208,702)   (118,203)  14,267,440
                                ----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS...        (225)     704,278   2,846,562   28,102,428
                                ----------   ----------  ----------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....  $1,896,451   $2,911,788  $7,406,860  $28,584,431
                                ==========   ==========  ==========  ===========

-----------------------
* For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                FLEXIBLY                              SMALL           EMERGING
   VALUE         MANAGED        INTERNATIONAL     CAPITALIZATION       GROWTH
EQUITY FUND       FUND           EQUITY FUND           FUND            FUND *
-----------    -----------      -------------     --------------     ----------
$ 3,097,369    $ 7,090,647       $ 1,683,459        $  191,250       $   15,587
  2,524,642     10,789,548           564,878           226,303           15,001
     (6,146)       (34,053)         (121,111)           (1,384)              --
-----------    -----------       -----------        ----------       ----------
  5,615,865     17,846,142         2,127,226           416,169           30,588
-----------    -----------       -----------        ----------       ----------
  1,279,429      2,310,427           912,368           137,566           60,470
    383,864        693,190           182,487            41,270           11,345
    152,928        223,627            97,981            27,518            6,127
     37,846         86,208           117,952            13,884           20,621
     98,182        186,575            61,601            14,480            8,074
-----------    -----------       -----------        ----------       ----------
  1,952,249      3,500,027         1,372,389           234,718          106,637
         --             --                --                --          (19,724)
-----------    -----------       -----------        ----------       ----------
  1,952,249      3,500,027         1,372,389           234,718           86,913
-----------    -----------       -----------        ----------       ----------
  3,663,616     14,346,115           754,837           181,451          (56,325)
-----------    -----------       -----------        ----------       ----------
 16,381,602     29,490,467         4,305,835         2,278,532        1,331,710
         --         80,506         2,563,120                --               --
 36,751,125     23,598,612         3,833,566         2,875,385          504,824
-----------    -----------       -----------        ----------       ----------
 53,132,727     53,169,585        10,702,521         5,153,917        1,836,534
-----------    -----------       -----------        ----------       ----------
$56,796,343    $67,515,700       $11,457,358        $5,335,368       $1,780,209
===========    ===========       ===========        ==========       ==========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND          QUALITY BOND FUND
                           ------------------------  --------------------------
                              YEAR         YEAR          YEAR          YEAR
                              ENDED        ENDED        ENDED         ENDED
                            12/31/97     12/31/96      12/31/97      12/31/96
                           -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss).................  $ 1,896,676  $ 1,467,263  $  2,207,510  $  2,357,782
 Net realized gain (loss)
  on investment
  transactions...........         (225)          --       912,980      (117,033)
 Net realized gain (loss)
  from foreign currency..           --           --            --            --
 Change in unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency during the
  year...................           --           --      (208,702)     (692,970)
                           -----------  -----------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS............    1,896,451    1,467,263     2,911,788     1,547,779
                           -----------  -----------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income...   (1,896,676)  (1,467,263)   (2,207,510)   (2,342,476)
 Net realized gains......           --           --       (16,338)           --
 In excess of net
  investment income......           --           --       (16,277)           --
                           -----------  -----------  ------------  ------------
  TOTAL DISTRIBUTIONS....   (1,896,676)  (1,467,263)   (2,240,125)   (2,342,476)
                           -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase in net
  assets from capital
  share transactions.....    2,975,990    9,775,026     1,794,024       357,633
                           -----------  -----------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS................    2,975,765    9,775,026     2,465,687      (437,064)
Net Assets, beginning of
 year....................   34,500,619   24,725,593    37,611,341    38,048,405
                           -----------  -----------  ------------  ------------
NET ASSETS, END OF YEAR..  $37,476,384  $34,500,619  $ 40,077,028  $ 37,611,341
                           ===========  ===========  ============  ============

                            HIGH YIELD BOND FUND        GROWTH EQUITY FUND
                           ------------------------  --------------------------
                              YEAR         YEAR          YEAR          YEAR
                              ENDED        ENDED        ENDED         ENDED
                            12/31/97     12/31/96      12/31/97      12/31/96
                           -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss).................  $ 4,560,298  $ 3,194,439  $    482,003  $    475,615
 Net realized gain (loss)
  on investment
  transactions...........    2,964,765     (499,838)   13,834,988    10,366,718
 Net realized gain (loss)
  from foreign currency..           --           --            --            --
 Change in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and foreign
  currency during the
  year...................     (118,203)   2,501,662    14,267,440     7,073,178
                           -----------  -----------  ------------  ------------
  NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS............    7,406,860    5,196,263    28,584,431    17,915,511
                           -----------  -----------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income...   (4,560,298)  (3,194,439)     (482,003)     (475,615)
 Net realized gains......           --           --   (13,678,856)  (10,558,832)
 In excess of net
  investment income......      (10,576)     (25,808)           --            --
                           -----------  -----------  ------------  ------------
  TOTAL DISTRIBUTIONS....   (4,570,874)  (3,220,247)  (14,160,859)  (11,034,447)
                           -----------  -----------  ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase in net
  assets from capital
  share transactions.....   12,260,119    5,623,807    15,595,214     3,565,102
                           -----------  -----------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS................   15,096,105    7,599,823    30,018,786    10,446,166
Net Assets, beginning of
 year....................   44,041,559   36,441,736   106,039,460    95,593,294
                           -----------  -----------  ------------  ------------
NET ASSETS, END OF YEAR..  $59,137,664  $44,041,559  $136,058,246  $106,039,460
                           ===========  ===========  ============  ============

-----------------------
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       VALUE EQUITY FUND                              FLEXIBLY MANAGED FUND
---------------------------------                -----------------------------------------------
    YEAR                 YEAR                        YEAR                        YEAR
   ENDED                ENDED                       ENDED                       ENDED
  12/31/97             12/31/96                    12/31/97                    12/31/96
------------         ------------                ------------                ------------
$  3,663,616         $  2,210,027                $ 14,346,115                $ 12,850,451
  16,381,602            8,252,470                  29,490,467                  16,818,384
          --                   --                      80,506                      (2,411)
  36,751,125           25,690,221                  23,598,612                  21,020,920
------------         ------------                ------------                ------------
  56,796,343           36,152,718                  67,515,700                  50,687,344
------------         ------------                ------------                ------------
  (3,663,616)          (2,210,027)                (14,346,115)                (12,850,451)
 (16,381,602)          (8,252,470)                (29,491,615)                (16,768,765)
          --                   --                     (99,694)                     (4,084)
------------         ------------                ------------                ------------
 (20,045,218)         (10,462,497)                (43,937,424)                (29,623,300)
------------         ------------                ------------                ------------
  65,535,450           47,723,822                  94,016,309                 110,923,988
------------         ------------                ------------                ------------
 102,286,575           73,414,043                 117,594,585                 131,988,032
 200,673,893          127,259,850                 398,544,139                 266,556,107
------------         ------------                ------------                ------------
$302,960,468         $200,673,893                $516,138,724                $398,544,139
============         ============                ============                ============

                                                                  EMERGING
 INTERNATIONAL EQUITY FUND       SMALL CAPITALIZATION FUND       GROWTH FUND
-----------------------------    -----------------------------   -----------
    YEAR            YEAR             YEAR            YEAR          PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
  12/31/97        12/31/96         12/31/97        12/31/96       12/31/97*
-------------   -------------    ------------    ------------    -----------
$     754,837   $     567,625    $    181,451    $     87,435    $   (56,325)
    4,305,835       5,713,489       2,278,532         588,102      1,331,710
    2,563,120       3,145,612              --              --             --
    3,833,566       4,322,244       2,875,385       1,130,459        504,824
-------------   -------------    ------------    ------------    -----------
   11,457,358      13,748,970       5,335,368       1,805,996      1,780,209
-------------   -------------    ------------    ------------    -----------
     (754,837)       (567,625)       (181,451)        (87,435)            --
   (4,305,835)     (4,589,862)     (2,286,865)       (607,875)    (1,373,564)
   (3,230,284)     (2,877,835)             --              --             --
-------------   -------------    ------------    ------------    -----------
   (8,290,956)     (8,035,322)     (2,468,316)       (695,310)    (1,373,564)
-------------   -------------    ------------    ------------    -----------
   22,053,566      29,173,205      19,725,010      10,195,439     17,535,073
-------------   -------------    ------------    ------------    -----------
   25,219,968      34,886,853      22,592,062      11,306,125     17,941,718
  104,417,588      69,530,735      16,134,032       4,827,907              0
-------------   -------------    ------------    ------------    -----------
$ 129,637,556   $ 104,417,588    $ 38,726,094    $ 16,134,032    $17,941,718
=============   =============    ============    ============    ===========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE MONEY MARKET FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        YEAR ENDED DECEMBER 31,
                              ------------------------------------------------
                                1997      1996      1995      1994      1993
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......    0.0503    0.0489    0.0538    0.0365    0.0250
                              --------  --------  --------  --------  --------
 Total from investment
  operations................    0.0503    0.0489    0.0538    0.0365    0.0250
                              --------  --------  --------  --------  --------
LESS DIVIDENDS:
Dividends from net
 investment income..........   (0.0503)  (0.0489)  (0.0538)  (0.0365)  (0.0250)
                              --------  --------  --------  --------  --------
 Total dividends............   (0.0503)  (0.0489)  (0.0538)  (0.0365)  (0.0250)
                              --------  --------  --------  --------  --------
Net asset value, end of
 year.......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========  ========  ========  ========  ========
Total return................      5.15%     5.00%     5.51%     3.71%     2.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $ 37,476  $ 34,501  $ 24,726  $ 16,531  $ 13,005
                              --------  --------  --------  --------  --------
Ratio of expenses to average
 net assets (a).............      0.70%     0.73%     0.69%     0.73%     0.74%
                              --------  --------  --------  --------  --------
Ratio of net investment
 income to average net
 assets (a).................      5.04%     4.88%     5.37%     3.74%     2.51%
                              --------  --------  --------  --------  --------
---------------------------------------

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, .79% and .82%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, 3.68% and 2.43%, for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          YEAR ENDED DECEMBER 31,
                                  --------------------------------------------
                                   1997     1996     1995     1994      1993
                                  -------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $ 10.00  $ 10.24  $  9.04  $ 10.19   $ 10.03
                                  -------  -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........     0.60     0.66     0.61     0.61      0.46
Net realized and unrealized gain
 (loss) on investment
 transactions...................     0.20    (0.24)    1.21    (1.15)     0.71
                                  -------  -------  -------  -------   -------
 Total from investment
  operations....................     0.80     0.42     1.82    (0.54)     1.17
                                  -------  -------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.........................    (0.60)   (0.66)   (0.61)   (0.61)    (0.46)
Distribution from net realized
 gain...........................     0.00     0.00     0.00     0.00     (0.54)
Distribution in excess of net
 realized gain..................     0.00     0.00    (0.01)    0.00     (0.01)
                                  -------  -------  -------  -------   -------
 Total distributions............    (0.60)   (0.66)   (0.62)   (0.61)    (1.01)
                                  -------  -------  -------  -------   -------
Net asset value, end of year....  $ 10.20  $ 10.00  $ 10.24  $  9.04   $ 10.19
                                  =======  =======  =======  =======   =======
Total return....................     8.03%    4.14%   20.14%   (5.29)%   11.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).....................  $40,077  $37,611  $38,048  $31,338   $33,027
                                  -------  -------  -------  -------   -------
Ratio of expenses to average net
 assets (a).....................     0.75%    0.77%    0.73%    0.78%     0.79%
                                  -------  -------  -------  -------   -------
Ratio of net investment income
 to average net assets (a)......     5.87%    6.03%    6.20%    6.14%     5.21%
                                  -------  -------  -------  -------   -------
Portfolio turnover rate.........    317.3%   107.6%   449.2%   380.9%    389.4%
                                  -------  -------  -------  -------   -------
---------------------------------------

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .78%, .78%, .83% and .84% , and the ratios of net investment income to average net assets would have been 6.02%, 6.15%, 6.09% and 5.16% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year............................  $  8.91  $  8.44  $  7.94  $  9.55  $  8.63
                                   -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income............     0.80     0.70     0.80     0.90     0.77
Net realized and unrealized gain
 (loss) on investment
 transactions....................     0.61     0.47     0.50    (1.60)    0.94
                                   -------  -------  -------  -------  -------
 Total from investment
  operations.....................     1.41     1.17     1.30    (0.70)    1.71
                                   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income..........................    (0.80)   (0.70)   (0.80)   (0.90)   (0.77)
Distribution in excess of net
 investment income...............     0.00     0.00     0.00    (0.01)   (0.02)
                                   -------  -------  -------  -------  -------
 Total distributions.............    (0.80)   (0.70)   (0.80)   (0.91)   (0.79)
                                   -------  -------  -------  -------  -------
Net asset value, end of year.....  $  9.52  $  8.91  $  8.44  $  7.94  $  9.55
                                   =======  =======  =======  =======  =======
Total return.....................    15.78%   13.87%   16.41%    7.33%   19.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)......................  $59,138  $44,042  $36,442  $32,081  $35,305
                                   -------  -------  -------  -------  -------
Ratio of expenses to average net
 assets..........................     0.81%    0.84%    0.87%    0.86%    0.87%
                                   -------  -------  -------  -------  -------
Ratio of net investment income to
 average net assets..............     8.96%    8.14%    9.20%    9.18%    9.21%
                                   -------  -------  -------  -------  -------
Portfolio turnover rate..........    111.3%   118.5%    84.3%    90.7%   118.7%
                                   -------  -------  -------  -------  -------
Average commission rate paid (a)
 ................................  $0.0293  $0.0203       --       --       --
                                   -------  -------  -------  -------  -------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1997      1996     1995     1994      1993
                                --------  --------  -------  -------   -------
Net asset value, beginning of
 year.........................  $  21.46  $  20.00  $ 18.30  $ 20.49   $ 18.82
                                --------  --------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.10      0.11     0.09     0.13      0.06
Net realized and unrealized
 gain (loss) on investment
 transactions.................      5.64      3.85     4.75    (1.80)     2.28
                                --------  --------  -------  -------   -------
 Total from investment
  operations..................      5.74      3.96     4.84    (1.67)     2.34
                                --------  --------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.......................     (0.10)    (0.11)   (0.09)   (0.13)    (0.06)
Distribution from net realized
 gains........................     (2.73)    (2.39)   (3.05)   (0.39)    (0.61)
                                --------  --------  -------  -------   -------
 Total distributions..........     (2.83)    (2.50)   (3.14)   (0.52)    (0.67)
                                --------  --------  -------  -------   -------
Net asset value, end of year..  $  24.37  $  21.46  $ 20.00  $ 18.30   $ 20.49
                                ========  ========  =======  =======   =======
Total return..................     26.74%    19.76%   26.45%   (8.12)%   12.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)...................  $136,058  $106,039  $95,593  $80,078   $83,938
                                --------  --------  -------  -------   -------
Ratio of expenses to average
 net assets (a)...............      0.77%     0.80%    0.77%    0.79%     0.77%
                                --------  --------  -------  -------   -------
Ratio of net investment income
 to average net assets (a)....      0.39%     0.48%    0.43%    0.70%     0.30%
                                --------  --------  -------  -------   -------
Portfolio turnover rate.......     169.1%    177.1%   169.8%   156.2%    185.3%
                                --------  --------  -------  -------   -------
Average commission rate paid
 (b)..........................  $ 0.0780  $ 0.0774       --       --        --
                                --------  --------  -------  -------   -------

-----------------------

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, .84% and .82% and the ratios of net investment income to average net assets would have been .47%, .38%, .65% and .25% for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.
(b) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE VALUE EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1997      1996      1995     1994     1993
                                --------  --------  --------  -------  -------
Net asset value, beginning of
 year.........................  $  19.32  $  16.28  $  12.67  $ 12.68  $ 12.14
                                --------  --------  --------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.29      0.22      0.25     0.20     0.17
Net realized and unrealized
 gain on investment
 transactions.................      4.53      3.88      4.50     0.17     0.69
                                --------  --------  --------  -------  -------
 Total from investment
  operations..................      4.82      4.10      4.75     0.37     0.86
                                --------  --------  --------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.......................     (0.29)    (0.22)    (0.25)   (0.20)   (0.17)
Distribution from net realized
 gains........................     (1.30)    (0.84)    (0.89)   (0.18)   (0.15)
                                --------  --------  --------  -------  -------
 Total distributions..........     (1.59)    (1.06)    (1.14)   (0.38)   (0.32)
                                --------  --------  --------  -------  -------
Net asset value, end of year..  $  22.55  $  19.32  $  16.28  $ 12.67  $ 12.68
                                ========  ========  ========  =======  =======
Total return..................     24.98%    25.19%    37.48%    2.92%    7.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)...................  $302,960  $200,674  $127,260  $79,021  $69,980
                                --------  --------  --------  -------  -------
Ratio of expenses to average
 net assets...................      0.76%     0.78%     0.80%    0.82%    0.83%
                                --------  --------  --------  -------  -------
Ratio of net investment income
 to average net assets........      1.43%     1.38%     1.71%    1.59%    1.49%
                                --------  --------  --------  -------  -------
Portfolio turnover rate.......      18.7%     25.0%     34.3%    30.6%    17.2%
                                --------  --------  --------  -------  -------
Average commission rate paid
 (a)..........................  $ 0.0598  $ 0.0588        --       --       --
                                --------  --------  --------  -------  -------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        YEAR ENDED DECEMBER 31,
                              ------------------------------------------------
                                1997      1996      1995      1994      1993
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year....................  $  18.74  $  17.40  $  15.19  $  15.70  $  14.31
                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.......      0.61      0.65      0.53      0.43      0.34
Net realized and unrealized
 gain on investment
 transactions...............      2.33      2.19      2.86      0.22      1.92
                              --------  --------  --------  --------  --------
 Total from investment
  operations................      2.94      2.84      3.39      0.65      2.26
                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.....................     (0.61)    (0.65)    (0.53)    (0.43)    (0.34)
Distribution in excess of
 net investment income......      0.00      0.00     (0.01)    (0.02)     0.00
Distribution from net
 realized gains.............     (1.24)    (0.85)    (0.64)    (0.71)    (0.53)
                              --------  --------  --------  --------  --------
 Total distributions........     (1.85)    (1.50)    (1.18)    (1.16)    (0.87)
                              --------  --------  --------  --------  --------
Net asset value, end of
 year.......................  $  19.83  $  18.74  $  17.40  $  15.19  $  15.70
                              ========  ========  ========  ========  ========
Total return................     15.65%    16.37%    22.28%     4.14%    15.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $516,139  $398,544  $266,556  $169,847  $113,492
                              --------  --------  --------  --------  --------
Ratio of expenses to average
 net assets.................      0.76%     0.77%     0.79%     0.82%     0.85%
                              --------  --------  --------  --------  --------
Ratio of net investment
 income to average net
 assets.....................      3.10%     3.90%     3.45%     3.14%     2.62%
                              --------  --------  --------  --------  --------
Portfolio turnover rate.....      37.1%     32.9%     37.2%     37.3%     42.6%
                              --------  --------  --------  --------  --------
Average commission rate paid
 (a)........................  $ 0.0362  $ 0.0627        --        --        --
                              --------  --------  --------  --------  --------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                           YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997      1996     1995     1994     1993
                                  --------  --------  -------  -------  -------
Net asset value, beginning of
 year...........................  $  15.61  $  14.47  $ 13.01  $ 13.94  $ 10.12
                                  --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........      0.58      0.63     0.13     0.09     0.03
Net realized and unrealized gain
 (loss) on investments and
 foreign currency related
 transactions...................      1.04      1.81     1.67    (0.97)    3.83
                                  --------  --------  -------  -------  -------
 Total from investment
  operations....................      1.62      2.44     1.80    (0.88)    3.86
                                  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.........................     (0.53)    (0.56)   (0.12)   (0.02)   (0.01)
Distribution in excess of net
 investment income..............      0.00     (0.74)   (0.22)    0.00     0.00
Distribution from net realized
 gains..........................     (0.57)     0.00     0.00     0.00    (0.03)
Distribution from capital.......      0.00      0.00     0.00    (0.03)    0.00
                                  --------  --------  -------  -------  -------
 Total distributions............     (1.10)    (1.30)   (0.34)   (0.05)   (0.04)
                                  --------  --------  -------  -------  -------
Net asset value, end of year....  $  16.13  $  15.61  $ 14.47  $ 13.01  $ 13.94
                                  ========  ========  =======  =======  =======
Total return....................     10.41%    16.87%   13.80%    6.31%   38.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).....................  $129,638  $104,418  $69,531  $59,393  $40,798
                                  --------  --------  -------  -------  -------
Ratio of expenses to average net
 assets.........................      1.13%     1.17%    1.23%    1.22%    1.21%
                                  --------  --------  -------  -------  -------
Ratio of net investment income
 to average net assets..........      0.62%     0.66%    0.91%    0.82%    0.63%
                                  --------  --------  -------  -------  -------
Portfolio turnover rate.........      35.7%     54.8%    62.5%    15.6%    11.1%
                                  --------  --------  -------  -------  -------
Average commission rate paid
 (a)............................  $ 0.0420  $ 0.0397       --       --       --
                                  --------  --------  -------  -------  -------

-----------------------
(a) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          YEAR ENDED DECEMBER 31,
                                         -------------------------------
                                           1997      1996        1995*
                                         --------  --------     --------
Net asset value, beginning of period.... $  12.53  $  10.96     $ 10.00
                                         --------  --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................     0.07      0.07        0.09
Net realized and unrealized gain on
 investment transactions................     2.81      2.09        1.19
                                         --------  --------     -------
 Total from investment operations.......     2.88      2.16        1.28
                                         --------  --------     -------
LESS DISTRIBUTIONS:
Dividend from net investment income.....    (0.07)    (0.07)      (0.09)
Distribution from net realized gains....    (0.91)    (0.52)      (0.23)
                                         --------  --------     -------
 Total distributions....................    (0.98)    (0.59)      (0.32)
                                         --------  --------     -------
Net asset value, end of period.......... $  14.43  $  12.53     $ 10.96
                                         ========  ========     =======
Total return............................    23.02%    19.76%      12.76%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)............................. $ 38,726  $ 16,134     $ 4,828
                                         --------  --------     -------
Ratio of expenses to average net
 assets.................................     0.85%     0.99%(b)    1.00%(a)(b)
                                         --------  --------     -------
Ratio of net investment income to
 average net assets.....................     0.66%     0.85%(b)    1.53%(a)(b)
                                         --------  --------     -------
Portfolio turnover rate.................     71.1%     39.2%       64.3%
                                         --------  --------     -------
Average commission rate paid (c)........ $ 0.0557  $ 0.0486          --
                                         --------  --------     -------

-----------------------
(a) Annualized.

(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.

(d) Not annualized.
 * For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1997*
                                                               ------------
Net asset value, beginning of period.........................    $ 10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..........................................       0.00
Net realized and unrealized gain on investment transactions..       3.92
                                                                 -------
 Total from investment operations............................       3.92
                                                                 -------
LESS DISTRIBUTIONS:
Dividend from net investment income..........................       0.00
Distribution from net realized gains.........................      (1.07)
                                                                 -------
 Total distributions.........................................      (1.07)
                                                                 -------
Net asset value, end of period...............................    $ 12.85
                                                                 =======
Total return.................................................      39.22% (d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................    $17,942
                                                                 -------
Ratio of expenses to average net assets......................       1.15% (a)(b)
                                                                 -------
Ratio of net investment loss to average net assets...........      (0.73%)(a)(b)
                                                                 -------
Portfolio turnover rate......................................      392.3% (a)
                                                                 -------
Average commission rate paid (c).............................    $0.0545
                                                                 =======

-----------------------
(a) Annualized.

(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.41% and (0.99%), respectively, for the period ended December 31, 1997.

(c) Computed by dividing the total amount of commissions paid by total number of shares purchased and sold during the period for which commissions were charged.
(d) Not annualized
 * For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

  Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

  Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

  The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  INVESTMENT VALUATION:

  MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

  QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAPITALIZATION AND EMERGING GROWTH FUNDS -
 Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotation are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by The Board.

  The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

  FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

  DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of each of the Funds, other than Money Market, will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount and foreign currency transactions.

  FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK

  The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

  The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

  FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1997. There were no open futures contracts at December 31, 1997.

  OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold
(call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 1997. Purchased put options open and outstanding at December 31, 1997 are disclosed in the schedule of investments. There were no written options outstanding at December 31, 1997.

  FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain the might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the year ended December 31, 1997. At December 31, 1997 there were no open contracts in the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at December 31, 1997 were as follows:

                                                                                         UNREALIZED
                                           FOREIGN                                         FOREIGN
   FORWARD FOREIGN          EXPIRATION    CURRENCY      FORWARD   CONTRACT    CONTRACT    EXCHANGE
   CURRENCY CONTRACT           DATE    TO BE PURCHASED   RATE      AMOUNT       VALUE      (LOSS)
   -----------------        ---------- --------------- --------- ----------- ----------- -----------
   French Franc............  02/05/98       5,000,000    5.99706 $   869,338 $   833,742 $   (35,596)
   French Franc............  04/16/98      22,000,000    5.97347   3,838,772   3,682,951    (155,821)
   German Deutsche Mark....  02/05/98       8,000,000    1.79492   4,655,629   4,457,023    (198,606)
   German Deutsche Mark....  04/16/98      18,000,000    1.78933  10,514,019  10,059,631    (454,388)
   Japanese Yen............  02/05/98     700,000,000  129.34399   5,902,192   5,411,925    (490,267)
   Japanese Yen............  04/14/98   1,600,000,000  128.02933  13,624,674  12,497,136  (1,127,538)
   Swiss Franc.............  02/05/98       1,500,000    1.45146   1,078,671   1,033,442     (45,229)
   Swiss Franc.............  04/16/98       7,500,000    1.44212   5,432,027   5,200,677    (231,350)
                                                                 ----------- ----------- -----------
                                                                 $45,915,322 $43,176,527 $(2,738,795)
                                                                 ----------- ----------- -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - DERIVATIVE FINANCIAL INSTRUMENTS, CONTINUED

                                                                                       UNREALIZED
                                          FOREIGN                                        FOREIGN
   FORWARD FOREIGN          EXPIRATION   CURRENCY     FORWARD   CONTRACT    CONTRACT    EXCHANGE
   CURRENCY CONTRACT           DATE     TO BE SOLD     RATE      AMOUNT       VALUE    GAIN/(LOSS)
   -----------------        ---------- ------------- --------- ----------- ----------- -----------
   French Franc............  02/05/98      5,000,000   5.99706 $   806,491 $   833,742 $  (27,251)
   French Franc............  04/16/98     22,000,000   5.97347   3,772,291   3,682,951     89,340
   German Deutsche Mark....  02/05/98      8,000,000   1.79492   4,353,504   4,457,023   (103,519)
   German Deutsche Mark....  04/16/98     18,000,000   1.78794  10,353,158  10,067,452    285,706
   Japanese Yen............  02/05/98    700,000,000 129.34399   6,082,725   5,411,925    670,800
   Japanese Yen............  02/17/98  2,000,000,000 129.13200  16,077,558  15,488,028    589,530
   Japanese Yen............  04/14/98  1,600,000,000 128.02833  13,555,876  12,497,136  1,058,740
   Swiss Franc.............  02/05/98      1,500,000   1.45146   1,005,699   1,033,442    (27,743)
   Swiss Franc.............  04/16/98      7,500,000   1.44212   5,227,209   5,200,677     26,532
                                                               ----------- ----------- ----------
                                                               $61,234,511 $58,672,376 $2,562,135
                                                               ----------- ----------- ----------

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

  Under investment advisory agreements, the following advisors manage the investments of the respective Fund and provide guidance on certain accounting matters:

           ADVISOR                                PENN SERIES FUND
           -------                                ----------------
           Independence Capital Management, Inc.  Money Market Fund
           (A wholly owned subsidiary of Penn     Quality Bond Fund
           Mutual                                 Growth Equity Fund
           Life Insurance Company)                Emerging Growth Fund
           T. Rowe Price Associates               Flexibly Managed Fund
                                                  High Yield Bond Fund
           Vontobel USA, Inc.                     International Equity Fund
           OpCap Advisors                         Value Equity Fund
                                                  Small Capitalization Fund

  Each of the Funds pays their respective advisors, on a monthly basis, an annual advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market
Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund:
0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity
Fund: 0.50%; Small Capitalization Fund: 0.50%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter. Robertson Stephens & Company is the subadvisor for the Emerging Growth Fund, receiving fees from Independence Capital Management Inc. at the following rates: 0.70% for the first $25 million, 0.66% for the next $25 million and 0.60% thereafter.

ADMINISTRATIVE AND CORPORATE SERVICES

  Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON

  Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value
Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

  Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1997. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

4 - CAPITAL STOCK

  At December 31, 1997, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I and no shares have been issued.

Transactions in capital stock of the Money Market Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............  52,596,243  $ 52,596,243   44,071,472  $ 44,071,472
Shares issued to
 shareholders in
 reinvestment of net
 investment income........   1,857,904     1,857,904    1,440,949     1,440,949
Shares reacquired......... (51,478,157)  (51,478,157) (35,737,395)  (35,737,395)
                           -----------  ------------  -----------  ------------
                             2,975,990  $  2,975,990    9,775,026  $  9,775,026
                           -----------  ------------  -----------  ------------

Transactions in capital stock of the Quality Bond Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............     695,043  $  7,228,270      816,952  $  8,374,183
Shares issued to
 shareholders in
 reinvestment of
 Net investment income....     216,422     2,207,510      234,248     2,342,476
 Net realized gain from
  investment
  transactions............       1,602        16,338            0             0
 Distribution in excess of
  net investment income...       1,596        16,277            0             0
Shares reacquired.........    (745,923)   (7,674,394)  (1,006,891)  (10,359,026)
                           -----------  ------------  -----------  ------------
                               168,740  $  1,794,001       44,309  $    357,633
                           -----------  ------------  -----------  ------------

Transactions in capital stock of the High Yield Bond Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............   1,621,677  $ 15,567,712    1,055,047  $  9,465,000
Shares issued to
 shareholders in
 reinvestment of
 Net investment income....     479,026     4,560,298      361,419     3,220,247
 Distribution in excess of
  net investment income...       1,111        10,576            0             0
Shares reacquired.........    (829,328)   (7,878,467)    (792,896)   (7,061,440)
                           -----------  ------------  -----------  ------------
                             1,272,486  $ 12,260,119      623,570  $  5,623,807
                           -----------  ------------  -----------  ------------

Transactions in capital stock of the Growth Equity Fund were as follows:

                                  YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 1997          DECEMBER 31, 1996
                           -------------------------  -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------  ------------  -----------  ------------
Shares sold...............     560,843  $ 13,907,900      320,394  $  7,089,450
Shares issued to
 shareholders in
 reinvestment of
 Net investment income....      19,779       482,003       22,163       475,615
 Net realized gain from
  investment
  transactions............     561,299    13,678,854      492,024    10,558,832
Shares reacquired.........    (500,698)  (12,473,543)    (673,246)  (14,558,795)
                           -----------  ------------  -----------  ------------
                               641,223  $ 15,595,214      161,335  $  3,565,102
                           -----------  ------------  -----------  ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Value Equity Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   2,867,800  $ 61,202,630  2,485,344  $ 45,626,673
Shares issued to shareholders
 in reinvestment of
 Net investment income.......     162,466     3,663,616    114,391     2,210,027
 Net realized gain from
  investment transactions....     726,457    16,381,602    427,146     8,252,470
Shares reacquired............    (712,142)  (15,712,398)  (457,053)   (8,365,348)
                               ----------  ------------  ---------  ------------
                                3,044,581  $ 65,535,450  2,569,828  $ 47,723,822
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the Flexibly Managed Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   4,061,684  $ 80,965,783  5,176,205  $ 96,448,634
Shares issued to shareholders
 in reinvestment of
 Net investment income.......     728,483    14,445,809    685,941    12,854,535
 Net realized gain from
  investment transactions....   1,487,222    29,491,615    894,811    16,768,765
Shares reacquired............  (1,513,715)  (30,886,898)  (807,605)  (15,147,946)
                               ----------  ------------  ---------  ------------
                                4,763,674  $ 94,016,309  5,949,352  $110,923,988
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the International Equity Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   1,665,223  $ 27,762,536  1,812,851  $ 28,060,006
Shares issued to shareholders
 in reinvestment of
 Net investment income.......     247,062     3,985,121    220,720     3,445,460
 Net realized gain from
  investment transactions....     266,946     4,305,835    294,034     4,589,862
Shares reacquired............    (829,261)  (13,999,926)  (442,745)   (6,922,123)
                               ----------  ------------  ---------  ------------
                                1,349,970  $ 22,053,566  1,884,860  $ 29,173,205
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the Small Capitalization Fund were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                               ------------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                               ----------  ------------  ---------  ------------
Shares sold..................   1,398,053  $ 19,734,987  1,108,381  $ 13,236,881
Shares issued to shareholders
 in reinvestment of
 Net investment income.......      12,575       181,452      6,978        87,435
 Distribution in excess of
  net investment income......     158,480     2,286,864     48,711       607,875
Shares reacquired............    (173,037)   (2,478,293)  (317,129)   (3,736,752)
                               ----------  ------------  ---------  ------------
                                1,396,071  $ 19,725,010    846,941  $ 10,195,439
                               ----------  ------------  ---------  ------------

Transactions in capital stock of the Emerging Growth Fund were as follows:

                                    PERIOD ENDED
                                 DECEMBER 31, 1997*
                               ------------------------
                                 SHARES       AMOUNT
                               ----------  ------------
Shares sold..................   1,427,602  $ 18,230,138
 Net realized gain from
  investment transactions....     106,892     1,373,564
Shares reacquired............    (138,520)   (2,069,490)
                               ----------  ------------
                                1,395,974  $ 17,534,212
                               ----------  ------------

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

5 - PURCHASES AND SALES OF INVESTMENTS

During the period ended December 31, 1997, the Funds made the following purchases and sales of portfolios securities:

                               QUALITY BOND FUND        HIGH YIELD BOND FUND
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $  42,255,306 $  55,785,705 $    972,188 $          0
Other Long-Term
 Securities.............     54,752,504    42,327,625   68,812,015   54,810,439
                          ------------- ------------- ------------ ------------
 Totals.................  $  97,007,810 $  98,113,330 $ 69,784,203 $ 54,810,439
                          ------------- ------------- ------------ ------------
                              GROWTH EQUITY FUND          VALUE EQUITY FUND
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $           0 $           0 $          0 $          0
Other Long-Term
 Securities.............    199,970,040   202,350,217   63,333,929   39,320,862
                          ------------- ------------- ------------ ------------
 Totals.................  $ 199,970,040 $ 202,350,217 $ 63,333,929 $ 39,320,862
                          ------------- ------------- ------------ ------------
                             FLEXIBLY MANAGED FUND    INTERNATIONAL EQUITY FUND
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $           0 $           0 $          0 $          0
Other Long-Term
 Securities.............    238,034,883   149,775,022   55,389,023   39,484,122
                          ------------- ------------- ------------ ------------
 Totals.................  $ 238,034,883 $ 149,775,022 $ 55,389,023 $ 39,484,122
                          ------------- ------------- ------------ ------------
                           SMALL CAPITALIZATION FUND    EMERGING GROWTH FUND*
                          --------------------------- -------------------------
                            PURCHASES       SALES      PURCHASES      SALES
                          ------------- ------------- ------------ ------------
Long Term U.S. Govt. and
 Agency Obligations.....  $           0 $           0 $          0 $          0
Other Long-Term
 Securities.............     32,757,668    16,994,193   41,948,023   30,946,266
                          ------------- ------------- ------------ ------------
 Totals.................  $  32,757,668 $  16,994,193 $ 41,948,023 $ 30,946,266
                          ------------- ------------- ------------ ------------

*For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                                                      HIGH YIELD
                                                               MONEY     BOND
                                                               MARKET    FUND
                                                               ------ ----------
1998.......................................................... $  872 $        0
2000..........................................................     61          0
2001..........................................................    183          0
2003..........................................................    416  1,052,436
2004..........................................................      0    525,647
2005..........................................................    225          0
                                                               ------ ----------
 Total........................................................ $1,757 $1,578,083
                                                               ------ ----------

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF PENN SERIES FUNDS, INC.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, Small Capitalization Fund, and Emerging Growth Fund) as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of Penn Series Funds, Inc. for the years and periods ended December 31, 1996, were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Penn Series Funds, Inc. as of December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.

                                               LOGO
Philadelphia, Pennsylvania        /s/ Ernst & Young LLP
February 2, 1998